Exhibit 21
SUBSIDIARIES OF VENTAS, INC.

Entity Name	Jurisdiction of Organization or Formation
1425 Hunt Club, LLC	Delaware
1445 Hunt Club, LLC	Delaware
14851 Yorba Street, LLC	Delaware
200 Andrews, LLC	South Carolina
2010 Union Limited Partnership	Washington
251 Medical Center, LLC	Delaware
253 Medical Center, LLC	Delaware
311 South Sarah, LLC	Delaware
3737 Market Investment Fund, LLC	Missouri
4210 Duncan, LLC	Delaware
4220 Duncan Holding, LLC	Delaware
4220 Duncan JV, LLC	Delaware
4220 Duncan, LLC	Delaware
5051 Centre Developer JV, LLC	Delaware
5051 Centre Unit 1 Owner, LLC	Delaware
5051 Centre Unit 2 Owner, LLC	Delaware
755 Milwaukee MOB, LLC	Delaware
890 Professional MOB, LLC	Delaware
AHS Oklahoma Health System, LLP	Delaware
AHS Oklahoma Holdings, Inc.	Delaware
AHS Oklahoma Hospitals, Inc.	Delaware
AL (AP) Holding LLC	Delaware
AL (HCN) Holding LLC	Delaware
AL (MT) Holding LLC	Delaware
AL I/East Brunswick Senior Housing Propco, LLC	Delaware
AL I/East Brunswick Senior Housing, LLC	Delaware
AL I/Glen Ellyn Senior Housing, LLC	Delaware
AL I/La Costa Senior Housing Propco, LP (f/k/a Mountview Propco, LP)	Delaware
AL I/LA COSTA SENIOR HOUSING, LLC	Delaware
AL I/Naperville Senior Housing Opco, LLC (f/k/a Grayson Valley Propco, LLC)	Delaware
AL I/Naperville Senior Housing, LLC	Delaware
AL I/North Lynbrook Senior Housing Propco, LLC	Delaware
AL I/North Lynbrook Senior Housing, LLC	Delaware
AL I/Pinehurst Senior Housing Propco, LLC	Delaware
AL I/Pinehurst Senior Housing, LLC	Delaware
AL I/Providence Senior Housing Opco, LP (fka Rivershire Propco, LLC)	Delaware
AL I/Providence Senior Housing, LP (fka AL I/Providence Senior Housing, LLC)	Delaware
AL I/Richmond Senior Housing Opco, LLC	Delaware
AL I/Richmond Senior Housing, LLC	Delaware
AL I/Stamford Senior Housing Propco, LLC	Delaware
AL I/Stamford Senior Housing, LLC	Delaware
AL I/Woodcliff Lake Senior Housing Propco, LLC	Delaware
AL I/Woodcliff Lake Senior Housing, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
AL III Investments Propco, LP (f/k/a Grossmont Gardens Propco, LP)	Delaware
AL III Investments, L.L.C.	Virginia
AL One Investments, LLC	Delaware
AL One PA Investments Opco, LLC	Delaware
AL One PA Investments, LLC	Delaware
AL Subfunding LLC	Delaware
Albuquerque AL RE, L.P.	Delaware
ALH Holdings, LLC	Delaware
Allison Park Nominee LLC	Delaware
Allison Park Nominee LP	Delaware
Amber Meadow Retirement Ltd.	British Columbia
American Retirement Villas Properties II, LP	California
American Retirement Villas Properties III, LP	California
Anchor Cogdell Covington, LLC	Kentucky
Anchor Cogdell Doylestown GP, LLC	Pennsylvania
Anchor Cogdell Doylestown, LP	Pennsylvania
Anchor Cogdell Florence, LLC	Kentucky
Anchor Cogdell, LLC	Delaware
AOC Bonita Opco, LP	Delaware
AOC CA Opco GP Partner, LLC	Delaware
AOC Glen Ellyn Opco, LLC (f/k/a Arlington Propco, LLC)	Delaware
AOC North Ann Arbor Opco, LLC (fka Mainland Propco, LLC)	Delaware
AOC Rancho Mirage Opco, LP	Delaware
AOC San Felipe Opco, LP	Delaware
ARCHCT Cambr Dallas, LLC	Delaware
ARCHCT Cambr UWSC, LLC	Delaware
ARCHCT Dasco Odessa, LLC	Delaware
ARCHCT Dasco Peoria, LLC	Delaware
ARHC 80NEWNY01, LLC	Delaware
ARHC ADCRYIL01, LLC	Delaware
ARHC AHKENWI01 Member, LLC	Delaware
ARHC AHKENWI01, LLC	Delaware
ARHC AMATHGA01, LLC	Delaware
ARHC AMHTDWI01, LLC	Delaware
ARHC AMNNHWI01, LLC	Delaware
ARHC AMOFLMO01, LLC	Delaware
ARHC AMOFLMO02, LLC	Delaware
ARHC AMTRVWI01, LLC	Delaware
ARHC ASSTBSC01, LLC	Delaware
ARHC ATASHNC01 TRS, LLC	Delaware
ARHC ATASHNC01, LLC	Delaware
ARHC ATATHGA01 TRS, LLC	Delaware
ARHC ATATHGA01, LLC	Delaware
ARHC ATATLGA01 TRS, LLC	Delaware
ARHC ATATLGA01, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
ARHC ATDECGA01 TRS, LLC	Delaware
ARHC ATDECGA01, LLC	Delaware
ARHC ATDECGA02 TRS, LLC	Delaware
ARHC ATDECGA02, LLC	Delaware
ARHC ATKNOTN01 TRS, LLC	Delaware
ARHC ATKNOTN01, LLC	Delaware
ARHC ATLARFL01 TRS, LLC	Delaware
ARHC ATLARFL01, LLC	Delaware
ARHC BCCHIIL01, LLC	Delaware
ARHC BHCOVGA01 TRS, LLC	Delaware
ARHC BHCOVGA01, LLC	Delaware
ARHC BHDOUGA01 TRS, LLC	Delaware
ARHC BHDOUGA01, LLC	Delaware
ARHC BHNEWGA01 TRS LLC	Delaware
ARHC BHNEWGA01, LLC	Delaware
ARHC BHPALFL01 TRS, LLC	Delaware
ARHC BHPALFL01, LLC	Delaware
ARHC BHPAWMI01, LLC	Delaware
ARHC BHSTOGA01 TRS, LLC	Delaware
ARHC BHSTOGA01, LLC	Delaware
ARHC BHSUGGA01 TRS, LLC	Delaware
ARHC BHSUGGA01, LLC	Delaware
ARHC BLDTNTX001, LLC	Delaware
ARHC BMBUCAZ01, LLC	Delaware
ARHC BMPCYFL01, LLC	Delaware
ARHC BMPCYFL02, LLC	Delaware
ARHC BPBRMWA01 TRS, LLC	Delaware
ARHC BPBRMWA01, LLC	Delaware
ARHC BRBRITN01, LLC	Delaware
ARHC BTFMYFL01 TRS, LLC	Delaware
ARHC BTFMYFL01, LLC	Delaware
ARHC BTNAPFL01 TRS, LLC	Delaware
ARHC BTNAPFL01, LLC	Delaware
ARHC CAROCCA01 TRS, LLC	Delaware
ARHC CAROCCA01, LLC	Delaware
ARHC CCMKAIN01, LLC	Delaware
ARHC CHWLBNJ001, LLC	Delaware
ARHC CHWLBNJ002, LLC	Delaware
ARHC CKSFDPA01, LLC	Delaware
ARHC CKSFDPA02, LLC	Delaware
ARHC CKSFDPA03, LLC	Delaware
ARHC CLCRYIL01, LLC	Delaware
ARHC CSVANWA01 TRS, LLC	Delaware
ARHC CSVANWA01, LLC	Delaware
ARHC CTCRCNV001 LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
ARHC CTCTYNV01, LLC	Delaware
ARHC CVSALOR01 TRS, LLC	Delaware
ARHC CVSALOR01, LLC	Delaware
ARHC DDMTRAR001, LLC	Delaware
ARHC DDPLIIN01, LLC	Delaware
ARHC DDRKFIL001, LLC	Delaware
ARHC DMLSVNV001 LLC	Delaware
ARHC DRFTWIN01, LLC	Delaware
ARHC DRLITCO01, LLC	Delaware
ARHC ELEDMWA01 TRS, LLC	Delaware
ARHC ELEDMWA01, LLC	Delaware
ARHC EPLHAFL01, LLC	Delaware
ARHC ERELKMN01, LLC	Delaware
ARHC FCFAYGA01, LLC	Delaware
ARHC FDMTRLA01, LLC	Delaware
ARHC GBSNATX001 LLC	Delaware
ARHC GHANDSC01 TRS, LLC	Delaware
ARHC GHANDSC01, LLC	Delaware
ARHC GRFTWTX01, LLC	Delaware
ARHC GWWSLOH01 TRS, LLC	Delaware
ARHC GWWSLOH01, LLC	Delaware
ARHC HFSFDMI01, LLC	Delaware
ARHC HRCYCA001, LLC	Delaware
ARHC HRININ001, LLC	Delaware
ARHC HRONWI001, LLC	Delaware
ARHC HRWAWI001, LLC	Delaware
ARHC LHPLNTX01, LLC	Delaware
ARHC LMFKNWI01, LLC	Delaware
ARHC LMFTWIN01, LLC	Delaware
ARHC LMGEDWI01, LLC	Delaware
ARHC LPLLKFL01, LLC	Delaware
ARHC LPLLKFL01TRS, LLC	Delaware
ARHC LVHVSAZ01, LLC	Delaware
ARHC MHHOUTX01, LLC	Delaware
ARHC MHMISIN01, LLC	Delaware
ARHC MHWYOMI01, LLC	Delaware
ARHC MMMINND01, LLC	Delaware
ARHC MNPERIL001, LLC	Delaware
ARHC NCWTNNY01, LLC	Delaware
ARHC NFTSEFL01, LLC	Delaware
ARHC NSALBNY01, LLC	Delaware
ARHC NSMARGA01, LLC	Delaware
ARHC NSMARGA02, LLC	Delaware
ARHC NVPHXAZ01, LLC	Delaware
ARHC OCCOOOR01 TRS, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
ARHC OCCOOOR01, LLC	Delaware
ARHC ORCOOOR01 TRS, LLC	Delaware
ARHC ORCOOOR01, LLC	Delaware
ARHC ORODSTX001, LLC	Delaware
ARHC PCNWNGA01, LLC	Delaware
ARHC PHHBGPA01, LLC	Delaware
ARHC PPKLAOR01 TRS, LLC	Delaware
ARHC PPKLAOR01, LLC	Delaware
ARHC PPMOLOR01 TRS, LLC	Delaware
ARHC PPMOLOR01, LLC	Delaware
ARHC PVCLAOR01 TRS, LLC	Delaware
ARHC PVCLAOR01, LLC	Delaware
ARHC RCAURIL01, LLC	Delaware
ARHC RCAURIL02, LLC	Delaware
ARHC Restora Participant, LLC	Delaware
ARHC RHGARNC01, LLC	Delaware
ARHC RHSALOR01 TRS, LLC	Delaware
ARHC RHSALOR01, LLC	Delaware
ARHC RMRIVGA01, LLC	Delaware
ARHC RRDALTX001 LLC	Delaware
ARHC RRHUSTX001, LLC	Delaware
ARHC SCTMBTX001 LLC	Delaware
ARHC SCTXRTX001, LLC	Delaware
ARHC SCWDSNJ01, LLC	Delaware
ARHC SFMIDVA01, LLC	Delaware
ARHC SHWYOMI01, LLC	Delaware
ARHC SMSFDMO01, LLC	Delaware
ARHC SMSTBSC01, LLC	Delaware
ARHC SMSVLTX01, LLC	Delaware
ARHC SOKTYTX01 TRS, LLC	Delaware
ARHC SOKTYTX01, LLC	Delaware
ARHC SPGUINY01, LLC	Delaware
ARHC SSBHMWA01 TRS, LLC	Delaware
ARHC SSBHMWA01, LLC	Delaware
ARHC SSEVTWA01 TRS, LLC	Delaware
ARHC SSEVTWA01, LLC	Delaware
ARHC SVSCLCA01 TRS, LLC	Delaware
ARHC SVSCLCA01, LLC	Delaware
ARHC SWKLDTX01, LLC	Delaware
ARHC TCARLTX01, LLC	Delaware
ARHC TRS Holdco, LLC	Delaware
ARHC UCFOLCA01, LLC	Delaware
ARHC UCFOLCA02, LLC	Delaware
ARHC UHPTHMN01, LLC	Delaware
ARHC UWMNAWI001, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
ARHC VCWICKS01, LLC	Delaware
ARHC VHCTMIL01, LLC	Delaware
ARHC VHEFFIL01, LLC	Delaware
ARHC VHHERIL01, LLC	Delaware
ARHC VHMSLIL01, LLC	Delaware
ARHC VHNWTIL01, LLC	Delaware
ARHC VHSVLIL01, LLC	Delaware
ARHC VSHOUTX01, LLC	Delaware
ARHC VSJBREIL01, LLC	Delaware
ARHC VURMDVA01, LLC	Delaware
ARHC WCROCIL01 TRS, LLC	Delaware
ARHC WCROCIL01, LLC	Delaware
ARHC WEMINND01, LLC	Delaware
ARHC WMABQNM01 TRS, LLC	Delaware
ARHC WMABQNM01, LLC	Delaware
ARHC WMSUNAZ01 TRS, LLC	Delaware
ARHC WMSUNAZ01, LLC	Delaware
ASL Leasehold Sub, LLC	Delaware
Atria Collier Park, LLC	Delaware
Atria Lynnbrooke (Irvine), L.P.	Delaware
Atria Lynnbrooke G.P., LLC	Delaware
Atria Meridian, LLC	Delaware
Atria Northgate Park, LLC	Delaware
Atria Shorehaven, LLC	Delaware
Atria Vista del Rio, LLC	Delaware
Atrium at Weston Place, LLC	Tennessee
Augusta Medical Partners, LLC	Georgia
Baltimore Garage Funding, LLC	Maryland
Baltimore Life Sciences Research Park, LLC	Delaware
Baltimore LSRP One, Business Trust	Maryland
Baltimore LSRP Two, Business Trust	Maryland
BCC Altoona Realty GP, LLC	Delaware
BCC Altoona Realty, LLC	Delaware
BCC Altoona Realty, LP	Delaware
BCC Berwick Realty GP, LLC	Delaware
BCC Berwick Realty, LLC	Delaware
BCC Berwick Realty, LP	Delaware
BCC Lewistown Realty GP, LLC	Delaware
BCC Lewistown Realty, LLC	Delaware
BCC Lewistown Realty, LP	Delaware
BCC Martinsburg Realty, LLC	Delaware
BCC Medina Realty, LLC	Delaware
BCC Mid Valley Operations, LLC	Delaware
BCC Ontario Realty, LLC	Delaware
BCC Reading Realty GP, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
BCC Reading Realty, LLC	Delaware
BCC Reading Realty, LP	Delaware
BCC Shippensburg Realty, LLC	Delaware
BCC State College Realty GP, LLC	Delaware
BCC State College Realty, LLC	Delaware
BCC State College Realty, LP	Delaware
BCC Washington Township Realty, LLC	Delaware
BD Camelot Opco, LLC	Delaware
BD Holdco, LLC	Delaware
BD Lakeview Crossing Opco, LLC	Delaware
BD Medina South Opco, LLC	Delaware
BD Mount Vernon Opco, LLC	Delaware
BD Zanesville Opco, LLC	Delaware
Bedford AL RE, LLC	Delaware
BioPark Fremont, LLC	Delaware
BLC of California – San Marcos, L.P.	Delaware
BLSRP Funding I, LLC	Delaware
BMR-3500 Paramount Parkway, LLC	Delaware
Bonney Lake MOB Investors, LLC	Washington
BP Opco, LLC	Delaware
BP Principal, LLC	Delaware
BP Propco, LLC	Delaware
Brandon MOB Investors, LLC	Mississippi
Brandon Retirement Group Ltd.	British Columbia
BRDG Park at Danforth Center, LLC	Missouri
Brookdale Holdings, LLC	Delaware
Brookdale Living Communities of Arizona-EM, LLC	Delaware
Brookdale Living Communities of California, LLC	Delaware
Brookdale Living Communities of California-RC, LLC	Delaware
Brookdale Living Communities of California-San Marcos, LLC	Delaware
Brookdale Living Communities of Connecticut, LLC	Delaware
Brookdale Living Communities of Florida-CL, LLC	Delaware
Brookdale Living Communities of Illinois-2960, LLC	Delaware
Brookdale Living Communities of Illinois-HV, LLC	Delaware
Brookdale Living Communities of Illinois-II, LLC	Delaware
Brookdale Living Communities of Massachusetts-RB, LLC	Delaware
Brookdale Living Communities of Minnesota, LLC	Delaware
Brookdale Living Communities of New Jersey, LLC	Delaware
Brookdale Living Communities of New York-GB, LLC	Delaware
Brookdale Living Communities of Washington-PP, LLC	Delaware
Brunswick MOB, LLC	Georgia
BSG CS, LLC (f/k/a BSG Erdman, LLC)	Wisconsin
BSP Holding, LLC	Maryland
BSP Three Holding, LLC	Delaware
Burlington Retirement Group Ltd.	British Columbia

Entity Name	Jurisdiction of Organization or Formation
Cabarrus Medical Partners, LP	North Carolina
Cabarrus POB, LP	North Carolina
Calgarian Retirement Group II Ltd.	British Columbia
Calgarian Retirement Group Ltd.	British Columbia
Cambridge Development, L.L.C.	New York
Canyon Meadows Retirement Ltd.	British Columbia
Carroll Medical Office Associates, LLC	Delaware
Carroll Medical Office Holdings, LLC	Delaware
Carrollwood Assisted Living, LLC	Delaware
Chippewa Nominee LLC	Delaware
Chippewa Nominee LP	Delaware
Clackamas Woods Assisted Living, LLC	Oregon
Coast to Coast Assisted Living Realty, LLC	New York
Cogdell Cleveland Rehab, L.P.	Ohio
Cogdell Duluth MOB, LLC	Minnesota
Cogdell Health Campus MOB, LP	Pennsylvania
Cogdell Investors (Birkdale II), LP	North Carolina
Cogdell Investors (Birkdale), LP	North Carolina
Cogdell Investors (Mallard), LP	North Carolina
Cogdell Investors (OSS), LP	North Carolina
Cogdell Lancaster Rehab, LP	Pennsylvania
Cogdell Spencer Advisors Management, LLC	Delaware
Cogdell Spencer Advisors, LLC	Delaware
Cogdell Spencer LP	Delaware
Cogdell Spencer TRS Holdings, LLC	Delaware
Collwood Knolls	California
Collwood Knolls Acquisition L.L.C.	Delaware
Consera BSD, LLC	Delaware
Consera Healthcare Real Estate, LLC	South Carolina
Copperfield MOB, LP	North Carolina
CPH MOB, LLC	Delaware
Cranford Development, LLC	Delaware
CRB Federal, LLC	Delaware
CRB Investors, LLC	Delaware
Crimson Dorset Limited	United Kingdom
Crimson Dorset Properties Limited	United Kingdom
Crystal View Lodge Ltd.	British Columbia
CS Business Trust I	Maryland
CS Business Trust II	Maryland
CSA Medical Partners Management, LLC	Delaware
CSL Opco Holdco, LLC	Delaware
Cutter Mill, LLC	Delaware
CV South Street Landing LLC	Rhode Island
Dillsburg Nominee LLC	Delaware
Dillsburg Nominee LP	Delaware

Entity Name	Jurisdiction of Organization or Formation
Drexel University City Development, LLC	Pennsylvania
DV Greenville MOB LLC	Delaware
DV Parker II MOB LLC	Delaware
EA-BSB 2, L.L.C.	Delaware
East Houston Medical Plaza, LLC	Delaware
East Houston MOB, LLC	Delaware
East Jefferson Medical Office Building Limited Partnership	Louisiana
East Jefferson Medical Plaza, LLC	Louisiana
East Jefferson Medical Specialty Building	Louisiana
East Northport, LLC	Delaware
East Rocky Mount Kidney Center Associates, LP	North Carolina
EC Opco Allison Park, LLC	Delaware
EC Opco Altoona, LLC	Delaware
EC Opco Arlington, LLC	Delaware
EC Opco Asheboro, LP	Delaware
EC Opco Austin, LLC	Delaware
EC Opco Bartlett, LLC	Delaware
EC Opco Bedford, LLC	Delaware
EC Opco Berwick, LLC	Delaware
EC Opco Braeswood, LLC	Delaware
EC Opco Brentwood, LLC	Delaware
EC Opco Bristol, LLC	Delaware
EC Opco Byrd Springs, LLC	Delaware
EC Opco CA GP, LLC	Delaware
EC Opco CA Partner I, LLC	Delaware
EC Opco CA Partner II, LLC	Delaware
EC Opco CA Partner III, LLC	Delaware
EC Opco CA Partner IV, LLC	Delaware
EC Opco CA Partner V, LLC	Delaware
EC Opco CA Partner VI, LLC	Delaware
EC Opco Carrollwood, LLC	Delaware
EC Opco Chesterfield, LLC	Delaware
EC Opco Chippewa, LLC	Delaware
EC Opco Cottonwood, LLC	Delaware
EC Opco Cramerton, LP	Delaware
EC Opco Cy-Fair, LLC	Delaware
EC Opco Dillsburg, LLC	Delaware
EC Opco Downriver, LLC	Delaware
EC Opco Florence KY, LLC	Delaware
EC Opco Florence SC, LLC	Delaware
EC Opco Grayson Valley, LLC	Delaware
EC Opco Grossmont Gardens, LP	Delaware
EC Opco Hagerstown, LLC	Delaware
EC Opco Halcyon, LLC	Delaware
EC Opco Halls, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
EC Opco Hamilton Place, LLC	Delaware
EC Opco Harrisburg, LP	Delaware
EC Opco Hendersonville NC, LP	Delaware
EC Opco Hendersonville, LLC	Delaware
EC Opco Heritage Woods, LLC	Delaware
EC Opco Hillsborough, LP	Delaware
EC Opco Holdco I Sub, Inc.	Delaware
EC Opco Holdco I, LLC	Delaware
EC Opco Holdco II, LLC	Delaware
EC Opco Irving, LLC	Delaware
EC Opco Jackson, LLC	Delaware
EC Opco Johnson City, LLC	Delaware
EC Opco Kentwood, LLC	Delaware
EC Opco Kingsport, LLC	Delaware
EC Opco La Mesa, LP	Delaware
EC Opco Lake Jackson, LLC	Delaware
EC Opco Lakemont Farms, LLC	Delaware
EC Opco Las Villas Del Carlsbad, LP	Delaware
EC Opco Las Villas Del Norte, LP	Delaware
EC Opco Lebanon PA, LLC	Delaware
EC Opco Lebanon TN, LLC	Delaware
EC Opco Lewisburg, LLC	Delaware
EC Opco Lima, LLC	Delaware
EC Opco Little Avenue, LP	Delaware
EC Opco Lorain, LLC	Delaware
EC Opco Loyalsock, LLC	Delaware
EC Opco Mainland, LLC	Delaware
EC Opco Martinez, LLC	Delaware
EC Opco Martinsburg, LLC	Delaware
EC Opco Maumelle, LLC	Delaware
EC Opco Medina, LLC	Delaware
EC Opco Mid Valley, LLC	Delaware
EC Opco Mount Washington, LLC	Delaware
EC Opco Mountain Home, LLC	Delaware
EC Opco Mountview, LP	Delaware
EC Opco Muncie, LLC	Delaware
EC Opco Murfreesboro, LLC	Delaware
EC Opco NC Partner I, LLC	Delaware
EC Opco NC Partner II, LLC	Delaware
EC Opco NC Partner III, LLC	Delaware
EC Opco NC Partner IV, LLC	Delaware
EC Opco NC Partner IX, LLC	Delaware
EC Opco NC Partner V, LLC	Delaware
EC Opco NC Partner VI, LLC	Delaware
EC Opco NC Partner VII, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
EC Opco NC Partner VIII, LLC	Delaware
EC Opco NC Partner X, LLC	Delaware
EC Opco NC Partner XI, LLC	Delaware
EC Opco NC Partner XII, LLC	Delaware
EC Opco Newton, LP	Delaware
EC Opco Northridge, LP	Delaware
EC Opco Ontario, LLC	Delaware
EC Opco Pensacola, LLC	Delaware
EC Opco Point Loma, LP	Delaware
EC Opco Quintessence, LLC	Delaware
EC Opco Rancho Vista, LP	Delaware
EC Opco Reading, LLC	Delaware
EC Opco Reedsville, LLC	Delaware
EC Opco River Centre, LLC	Delaware
EC Opco Rivershire, LLC	Delaware
EC Opco Roswell, LLC	Delaware
EC Opco Sagamore Hills, LLC	Delaware
EC Opco Salisbury, LP	Delaware
EC Opco Saxonburg, LLC	Delaware
EC Opco SC, LLC	Delaware
EC Opco Shallowford, LLC	Delaware
EC Opco Shelby, LP	Delaware
EC Opco Sherwood, LLC	Delaware
EC Opco Shippensburg, LLC	Delaware
EC Opco Southern Pines, LP	Delaware
EC Opco Southport, LP	Delaware
EC Opco Tallahassee Memory, LLC	Delaware
EC Opco Tallahassee, LLC	Delaware
EC Opco Teays Valley, LLC	Delaware
EC Opco Tempe, LLC	Delaware
EC Opco Timberlin Parc, LLC	Delaware
EC Opco Victoria, LLC	Delaware
EC Opco Washington Township, LLC	Delaware
EC Opco West Knoxville, LLC	Delaware
EC Opco Wharton, LLC	Delaware
EC Opco Windcrest, LLC	Delaware
EC Opco Xenia, LLC	Delaware
EC Opco York, LLC	Delaware
ECS Holdco, LLC	Delaware
Edmonton Retirement Group Ltd.	British Columbia
Eglise Properties Limited	United Kingdom
Elder Healthcare Developers, LLC	Georgia
ElderTrust	Maryland
ESL Holdings, LLC	Delaware
ET Belvedere Finance, L.L.C.	Delaware

Entity Name	Jurisdiction of Organization or Formation
ET Berkshire, LLC	Delaware
ET Capital, LLC (f/k/a ET Capital Corp.)	Delaware
ET DCMH Finance, L.L.C.	Delaware
ET GENPAR, L.L.C	Delaware
ET Lehigh, LLC	Delaware
ET Pennsburg Finance, L.L.C.	Delaware
ET POBI Finance, L.L.C.	Delaware
ET Sanatoga, LLC	Delaware
ET Sub-Belvedere Limited Partnership, L.L.P.	Virginia
ET Sub-Berkshire Limited Partnership	Delaware
ET Sub-DCMH Limited Partnership, L.L.P	Virginia
ET Sub-Heritage Woods, L.L.C.	Delaware
ET Sub-Highgate, L.P.	Pennsylvania
ET Sub-Lehigh Limited Partnership	Delaware
ET Sub-Lopatcong, L.L.C.	Delaware
ET Sub-Pennsburg Manor Limited Partnership, L.L.P.	Virginia
ET Sub-POB I Limited Partnership, L.L.P.	Virginia
ET Sub-Sanatoga Limited Partnership	Delaware
ET Sub-Wayne I Limited Partnership, L.L.P.	Virginia
ET Wayne Finance, L.L.C.	Delaware
FAB Pivot, LLC (f/k/a VTR Bondco Holdco, LLC)	Delaware
Facility at Tanasbourne JV1, LLC	Delaware
Fair Oak Assisted Living L.L.C.	Delaware
Fair Oak Assisted Living Propco L.P.	Delaware
Florence Realty, LLC	Delaware
Fonds Immobilier Groupe Maurice, S.E.C.	Quebec
Franciscan Development Company, LLC	North Carolina
Fredericton Retirement Group Ltd.	British Columbia
Gaston MOB, LP	North Carolina
Good Sam MOB Investors, LLC	Washington
Great Neck, LLC	Delaware
Greenville MOB Owners LLC	Delaware
Gurnee Centre Club, LLC	Delaware
Gurnee Imaging Center, LLC	Delaware
Halcyon Realty Propco, LLC (f/k/a EC Halcyon Realty, LLC)	Delaware
Hamilton Place Realty Propco, LLC (f/k/a EC Hamilton Place Realty, LLC)	Delaware
Hamilton Retirement Group Ltd.	British Columbia
Hanover MOB, LLC	Virginia
Harper Court Phase II JV, LLC	Delaware
Harper Court Phase II Owner, LLC	Delaware
Harrisburg Medical Clinic, LP	North Carolina
Health Park MOB, LLC	Tennessee
Hendersonville Nominee LLC	Delaware
Hendersonville Nominee LP	Delaware
Hendersonville Realty, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Henrico MOB, LLC	Delaware
Hershey Research One, LLC	Delaware
Hershey Research Two, LLC	Delaware
Hillhaven Properties, LLC (formerly Hillhaven Properties, LTD, an Oregon LTD)	Delaware
HMOB Associates, L.P.	South Carolina
HOL Opco Holdco I, LLC	Delaware
HPSMLD Limited Liability Company	Wisconsin
HRI Coral Springs, LLC	Delaware
HRI Tamarac, LLC	Delaware
HVMLD Limited Liability Company	Wisconsin
Indianapolis MOB, LLC	Indiana
IPC (AP) Holding LLC	Delaware
IPC (HCN) Holding LLC	Delaware
IPC (MT) Holding LLC	Delaware
IPFVA GP, LLC	Delaware
Jackson Realty Propco, LLC (f/k/a EC Jackson Realty, LLC)	Delaware
Jensen Construction Management, Inc.	California
JER/NHP Management Texas, LLC	Texas
JER/NHP Senior Housing, LLC	Delaware
JER/NHP Senior Living Acquisition, LLC	Delaware
JER/NHP Senior Living Kansas, Inc.	Kansas
JER/NHP Senior Living Kansas, LLC	Delaware
JER/NHP Senior Living Texas, L.P.	Texas
JHL Associates, LLC	South Carolina
JJS Properties, Inc.	Delaware
JSL Autumn Hills, LLC	Delaware
JSL Copper Canyon, LLC	Delaware
JSL Glen Oaks, LLC	Delaware
JSL High Plains, LLC	Delaware
JSL Maple Wood, LLC	Delaware
JSL North Ridge, LLC	Delaware
JSL Prairie Meadows, LLC	Delaware
JSL Rock Creek, LLC	Delaware
Karrington of Park Ridge L.L.C.	Ohio
Karrington of Park Ridge Opco L.L.C. (f/k/a Bartlett Propco, LLC)	Delaware
Kentwood AL RE Limited Partnership	Delaware
Kew Gardens Senior Development, LLC	New York
Kingsport Nominee I LLC (f/k/a Kingsport Nominee LP)	Delaware
Kingsport Nominee LLC	Delaware
Kingston Retirement Group Ltd.	British Columbia
Knoxville Nominee I LLC (f/k/a Knoxville Nominee LP)	Delaware
Knoxville Nominee LLC	Delaware
Knoxville Realty Propco, LLC (f/k/a EC Knoxville Realty, LLC)	Delaware
KS01 Series B Owner, LLC	Delaware
KS02 Series B Owner, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Lakeside POB 1, LLC	Delaware
Lakeside POB 2, LLC	Delaware
Larkfield Gardens Associates, L.P.	New York
LBS Limited Partnership	Wisconsin
Lebanon Nominee LLC	Delaware
Lebanon Nominee LP	Delaware
Lebanon Realty Propco, LLC (fka EC Lebanon Realty, LLC)	Delaware
Lethbridge Retirement Group Ltd.	British Columbia
Lewisburg Nominee LLC	Delaware
Lewisburg Nominee LP	Delaware
LHP B LP Partner, LLC	Delaware
LHP B Trust	Maryland
LHP B Trust, LLC	Delaware
LHP B Trust, LP	Delaware
LHPT Appleton AHI, LLC	Delaware
LHPT Appleton MO South, LLC	Delaware
LHPT Appleton MO West, LLC	Delaware
LHPT Ascension Round Rock GP, LLC	Delaware
LHPT Ascension Round Rock LP	Delaware
LHPT Birmingham THE, LLC	Delaware
LHPT Birmingham, LLC	Delaware
LHPT Columbus II THE, LLC	Delaware
LHPT Columbus THE, LLC	Delaware
LHPT Columbus, LLC	Delaware
LHPT DC GP, LLC	Delaware
LHPT DC THE, L.P.	Delaware
LHPT Decatur II, LLC	Delaware
LHPT Decatur, LLC	Delaware
LHPT Holdings II, LLC	Delaware
LHPT LilliCal, LLC	Delaware
LHPT LP Partners, LLC	Delaware
LHPT TCMC Aylward, LLC	Delaware
LHPT TCMC Pavilion, LLC	Delaware
LHRET 191, LLC	Delaware
LHRET Anderson, LLC	Delaware
LHRET Ascension Austin II, LP	Delaware
LHRET Ascension Austin Partner GP, LLC	Delaware
LHRET Ascension Austin Partner II GP, LLC	Delaware
LHRET Ascension Austin, L.P.	Delaware
LHRET Ascension KC, LLC	Delaware
LHRET Ascension Michigan, LLC	Delaware
LHRET Ascension SJ, LLC	Delaware
LHRET Ascension SV, LLC	Delaware
LHRET Ascension SW Michigan, LLC	Delaware
LHRET Ascension, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
LHRET CSM, LLC	Delaware
LHRET Hershey II, LLC	Delaware
LHRET Hershey, L.P.	Delaware
LHRET Hershey, LLC	Delaware
LHRET Lafayette, LLC	Delaware
LHRET LHT, LLC	Delaware
LHRET Michigan Land, LLC	Delaware
LHRET Michigan THE, LLC	Delaware
LHRET Michigan, LLC	Delaware
LHRET Partner, LLC	Delaware
LHRET Reading I, LLC	Delaware
LHRET Reading II, LLC	Delaware
LHRET Reading, L.P.	Delaware
LHRET Reading, LLC	Delaware
LHRET St. Louis THE, LLC	Delaware
LHRET St. Louis, LLC	Delaware
LHRET Wheat Ridge, LLC	Delaware
LHT Beech Grove LLC	Delaware
LHT Knoxville II, LLC	Delaware
LHT Knoxville Properties, LLC	Delaware
LHT North Atlanta, LLC	Delaware
LHT Phoenix, LLC	Delaware
Libertyville Centre Club, LLC	Delaware
Lillibridge Facilities Development, Inc.	Delaware
Lillibridge Healthcare Properties Trust	Maryland
Lillibridge Healthcare Properties Trust, L.P.	Delaware
Lillibridge Healthcare Properties Trust, LLC	Delaware
Lillibridge Healthcare Real Estate Trust	Maryland
Lillibridge Healthcare Real Estate Trust, L.P.	Delaware
Lillibridge Healthcare Services II, Inc. (f/k/a Cogdell Spencer Erdman Management Company)	North Carolina
Lillibridge Healthcare Services, Inc.	Illinois
LilliCal, LLC	Delaware
Lima Nominee LLC	Delaware
Lima Nominee LP	Delaware
LO Limited Partnership	Wisconsin
Loyalsock Nominee LLC	Delaware
Loyalsock Nominee LP	Delaware
LS 3675 Market Street JV, LLC	Delaware
LS 4210 Duncan JV, LLC	Delaware
LS 5051 Centre JV, LLC	Delaware
LS 5051 Centre P1 HTC, LLC	Delaware
LS 5051 Centre P2 REIT, LLC	Delaware
LS 5051 Centre Unit 2 JV, LLC	Delaware
LS 5051 Centre Unit 2 UT, LLC	Delaware
LS 5051 Centre UT, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
LS BioTech Eight, LLC	Delaware
LS Davol Square, LLC	Delaware
LS Developer, LLC (f/k/a Wexford-CV SSL Developer, LLC)	Delaware
LS One Ship, LLC (f/k/a Wexford One Ship, LLC)	Delaware
LS River House II, LLC ( f/k/a Wexford-CV River House Joint Venture, LLC)	Delaware
LS River House III, LLC (f/k/a CV River House LLC)	Rhode Island
LS River House, LLC	Delaware
LS SSL Garage II, LLC (f/k/a Wexford-CV SSL Garage Joint Venture, LLC)	Delaware
LS SSL Garage, LLC (f/k/a CV SSL Garage LLC)	Rhode Island
LS uCity Academic Holdings, LLC	Delaware
LS uCity Academic REIT, LLC	Delaware
LS uCity Academic UT, LLC	Delaware
LTMLD Limited Liability Company	Wisconsin
Lynbrook Holding, LLC	Delaware
MAB Parent LLC	Delaware
Madison MOB Investors, LLC	Mississippi
Marland Place Associates Limited Partnership	Massachusetts
Martinez Realty Propco, LLC (fka EC Martinez Realty, LLC)	Delaware
Mary Black Westside Medical Park I Limited Partnership	South Carolina
McShane/NHP JV, LLC	Delaware
Medical Arts Courtyard, LLC	Delaware
Medical Investors I, LP	North Carolina
Medical Investors III, LP	South Carolina
Medical Park Three Limited Partnership	South Carolina
Minot Avenue Realty, LLC	Maine
Missoula Senior Housing Facility, LLC	Oregon
MLD Banning Investment, LLC	California
MLD Delaware Trust	Delaware
MLD Financial Capital Corporation	Delaware
MLD MOB Indiana, LLC	Delaware
MLD Properties II, Inc.	Delaware
MLD Properties Limited Partnership	Delaware
MLD Properties, Inc.	Delaware
MLD Texas Corporation	Texas
MLD Wisconsin ALF, Inc.	Delaware
MLD Wisconsin SNF, Inc.	Delaware
Montreal Retirement Group Ltd.	British Columbia
MS Barrington SH, LLC	Delaware
MS Bon Air SH, LLC	Delaware
MS Carmichael SH, LLC	Delaware
MS Cascade SH, LLC	Delaware
MS Chandler SH, LLC	Delaware
MS Cinco Ranch SH, LLC	Delaware
MS Fort Worth SH, LLC	Delaware
MS Frisco SH, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
MS Holladay SH, LLC	Delaware
MS Jackson SH, LLC	Delaware
MS Jacksonville SH, LLC	Delaware
MS Leawood SH, LLC	Delaware
MS Lower Makefield SH, LLC	Delaware
MS Old Meridian SH, LLC	Delaware
MS Overland Park SH, LLC	Delaware
MS River Road SH, LLC	Delaware
Mulberry Estates Ltd.	British Columbia
Muncie Realty Propco, LLC (fka EC Muncie Realty, LLC	Delaware
Mustang Holdings, LLC (f/k/a Ventas Mustang Holdings, LLC, f/k/a Ventas Casper Holdings, LLC)
Delaware
Nationwide ALF, Inc.	Delaware
Nationwide ALF-Pensacola, LLC	Delaware
Nationwide Health Properties, LLC	Delaware
New Portland Road Realty, LLC	Maine
NH Texas Properties Limited Partnership	Texas
NHP Bedford G.P., LLC	Texas
NHP Brownstown, LLC	Delaware
NHP Canterbury Gardens, LLC	Delaware
NHP Canterbury, LLC	Delaware
NHP Carillon, LLC	Delaware
NHP Cascade Inn, LLC	Delaware
NHP Centereach, LLC	Delaware
NHP GP LLC	Delaware
NHP HS Holding, LLC	Delaware
NHP Huntsville MOB LLC	Delaware
NHP Madison, LLC	New York
NHP Master RE G.P., LLC	Delaware
NHP McClain, LLC	Delaware
NHP Operating Partnership L.P.	Delaware
NHP SB 399-401 East Highland, LLC	Delaware
NHP Secured, Inc.	California
NHP Senior Investments, LLC	Delaware
NHP SH Alabama, LLC	Delaware
NHP SH Florida, LLC	Delaware
NHP SH Georgia, LLC	Delaware
NHP SH Mississippi, LLC	Delaware
NHP SH Oklahoma, LLC	Delaware
NHP SH Tennessee, LLC	Delaware
NHP Sterling, LLC	Delaware
NHP Tucson Health Care Associates Limited Partnership	Delaware
NHP Veritas FL, LLC	Delaware
NHP Villas, Inc.	California
NHP Washington ALF, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
NHP WI Denmark, LLC	Delaware
NHP WI Franklin, LLC	Delaware
NHP WI Green Bay, LLC	Delaware
NHP WI Kenosha, LLC	Delaware
NHP WI Madison, LLC	Delaware
NHP WI Manitowoc, LLC	Delaware
NHP WI McFarland, LLC	Delaware
NHP WI Menomonee Falls, LLC	Delaware
NHP WI Racine, LLC	Delaware
NHP WI Rapids, LLC	Delaware
NHP WI Sheboygan, LLC	Delaware
NHP WI Stevens Point, LLC	Delaware
NHP WI Stoughton, LLC	Delaware
NHP WI Two Rivers, LLC	Delaware
NHP WI Wausau, LLC	Delaware
NHP Wisconsin Development LLC	Wisconsin
NHP Wisconsin II, LLC	Delaware
NHP Wood Ridge LLC	Delaware
NHP/Broe II, LLC	Delaware
NHP/Broe, LLC	Delaware
NHP/McShane SAMC, LLC	Delaware
NHP/Nexcore Irmo, LLC	Delaware
NHP/PMB Burbank Medical Plaza I, LLC	Delaware
NHP/PMB Burbank Medical Plaza II, LLC	Delaware
NHP/PMB Chula Vista, LLC	Delaware
NHP/PMB Del E. Webb Medical Plaza, LLC	Delaware
NHP/PMB Eden Medical Plaza, LLC	Delaware
NHP/PMB Gilbert LLC	Delaware
NHP/PMB Glendale MOB, LLC	Delaware
NHP/PMB GP LLC	Delaware
NHP/PMB Grossmont GP, LLC	Delaware
NHP/PMB Grossmont, LP	Delaware
NHP/PMB Kenneth E. Watts Medical Plaza, LLC	Delaware
NHP/PMB L.P.	Delaware
NHP/PMB Los Alamitos MOB GP, LLC	Delaware
NHP/PMB Los Alamitos MOB, LP	Delaware
NHP/PMB Mission Viejo, LLC	Delaware
NHP/PMB Orange, LLC	Delaware
NHP/PMB Pasadena LLC	Delaware
NHP/PMB Pomerado, LLC	Delaware
NHP/PMB Pomona, LLC	Delaware
NHP/PMB San Gabriel Valley Medical Plaza, LLC	Delaware
NHP/PMB Santa Clarita Valley Medical Plaza, LLC	Delaware
NHP/PMB St. Francis Lynwood Medical Plaza, LLC	Delaware
NHP/PMB Tuality 7th Avenue Medical Plaza, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
NHP/PMB Washoe MOB, LLC	Delaware
NHP/PMBRES LLC	Delaware
NHPCO Wisconsin Lender, LLC	Delaware
NHPCO Wisconsin, LLC	Delaware
NHP-Cobb Physicians Center, LLC	Delaware
NHP-Parkway Physicians Center, LLC	Delaware
Niagara Falls Retirement Group Ltd.	British Columbia
NV Briargate MOB LLC	Delaware
NV Broadway MOB LLC	Delaware
NV Gateway MOB LP	Delaware
NV GVR MOB LLC	Delaware
NV HFH MOB LLC	Delaware
NV Knightdale MOB LLC	Delaware
NV NB MOB LP	Delaware
NV NBHQ LP	Delaware
NV Potomac MOB LLC	Delaware
NV Printers Park MOB LLC	Delaware
NV Solano MOB LP	Delaware
NV Vaca Valley MOB LP	Delaware
OHT Limited Partnership	Wisconsin
Opco CA Partner I, LLC	Delaware
Opco CA Partner II, LLC	Delaware
Opco CA Partner III, LLC	Delaware
Opco CA Partner IV, LLC	Delaware
Opco CA Partner V, LLC	Delaware
Opco CA Partner VI, LLC	Delaware
Opco GA Partner, LLC (fka Propco NM Partner I, LLC)	Delaware
Opco NC Partner I, LLC (fka Propco AZ Partner I, LLC)	Delaware
Opco NC Partner II, LLC (fka Propco AZ Partner II, LLC)	Delaware
Opco PA Partner, LLC	Delaware
Opco VA Partner, LLC	Delaware
Orangeburg Medical Office Building	South Carolina
Orbital Communities Limited	United Kingdom
Ottawa Retirement Group Ltd.	British Columbia
Parker II MOB Owners LLC	Delaware
PDP Castro Valley #2 LLC	Delaware
PDP Gilbert 2 LLC	Delaware
PDP LMP LLC	Delaware
PDP Mission Hills 1 LLC	Delaware
PDP San Francisco MOB LLC	Delaware
Peerless MOB, LLC	Tennessee
Peterborough Retirement Group Ltd.	British Columbia
Phase 1 Ventures LLC	Delaware
Phoenix BioMedical Campus Phase I Finance, LLC	Delaware
Phoenix BioMedical Campus Phase I Holding, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Phoenix BioMedical Campus Phase I JV, LLC	Delaware
Phoenix BioMedical Campus Phase I Owner, LLC	Delaware
Phoenix BioMedical Campus Phase I REIT, LLC	Delaware
Phoenix BioMedical Campus Phase I REIT Sub, LLC	Delaware
PKR Associates LLC	Pennsylvania
PMB Real Estate Services LLC	Delaware
PMB Vancouver 601 Physicians Pavilion LLC	Delaware
PMB Vancouver 602 Admin LLC	Delaware
PMB Vancouver 603 MedCtr Physicians LLC	Delaware
PMB Vancouver 604 Memorial MOB LLC	Delaware
PMB Vancouver 605 Salmon Creek LLC	Delaware
PMB Vancouver 606 Fisher's Landing LLC	Delaware
PMB/NHP Vancouver Partners LLC	Delaware
PMOB, LLC	South Carolina
Primrose Chateau Retirement Ltd.	British Columbia
Prince George Retirement Group Ltd.	British Columbia
Prometheus Fund Alternative Partnership L.P.	Delaware
Prometheus Fund Coinvestment Partnership I LP	Delaware
Prometheus Fund II Alternative Partnership L.P.	Delaware
Prometheus Fund Senior Housing Partners LP	Delaware
Prometheus Fund Strategic Realty Investors II L.P.	Delaware
Prometheus Funds GP, LLC	Delaware
Prometheus Leasehold Parent, LLC	Delaware
Prometheus Senior Quarters LLC	Delaware
Propco CA Partner I, LLC	Delaware
Propco CA Partner II, LLC	Delaware
Propco CA Partner III, LLC	Delaware
Propco CA Partner IV, LLC	Delaware
Propco CA Partner V, LLC	Delaware
Propco CA Partner VI, LLC	Delaware
Propco CA Partner VII, LLC	Delaware
Propco GA Partner, LLC (fka AL Subfunding II, LLC)	Delaware
Propco Holdco, LLC	Delaware
Propco NC Partner I, LLC	Delaware
Propco NC Partner II, LLC	Delaware
Propco PA Partner, LLC	Delaware
Propco VA Partner, LLC (fka Propco NC Partner III, LLC)	Delaware
Providence Innovation District Phase I Holding, LLC	Delaware
Providence Innovation District Phase I Owner, LLC	Delaware
Providence Innovation District Phase I, LLC	Delaware
Providence Innovation District Phase II Owner, LLC	Delaware
PSLT GP, LLC	Delaware
PSLT OP, L.P.	Delaware
PSLT-ALS Properties Holdings, LLC	Delaware
PSLT-ALS Properties I, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
PSLT-ALS Properties II, LLC	Delaware
PSLT-ALS Properties III, LLC	Delaware
PSLT-ALS Properties IV, LLC	Delaware
PSLT-BLC Properties Holdings, LLC	Delaware
R&I Procurement Holdings, LLC	Delaware
Red Deer Retirement Group Ltd.	British Columbia
Regina Retirement Group Ltd.	British Columbia
Résidence Ambiance IDS Inc.	Quebec
Résidence Boréa Inc.	Quebec
Résidence Caléo Inc.	Quebec
Résidence Cornelius Inc.	Quebec
Résidence du Marché Inc.	Quebec
Résidence Ékla Inc.	Quebec
Résidence Élogia Inc.	Quebec
Résidence Floréa Inc.	Quebec
Résidence IVVI Inc.	Quebec
Résidence l’Image d’Outremont Inc.	Quebec
Résidence l’Initial Inc.	Quebec
Résidence la Cité des Tours Inc.	Quebec
Résidence la Croisée de l’Est Inc.	Quebec
Résidence L'Avantage Inc.	Quebec
Résidence Le 22 Inc.	Quebec
Résidence le Félix Vaudreuil/Dorion Inc.	Quebec
Résidence le Gibraltar Inc.	Quebec
Résidence le Notre/Dame (Repentigny) Inc.	Quebec
Résidence le Quartier Mont/Saint/Hilaire Inc.	Quebec
Résidence le Savignon Inc.	Quebec
Résidence le VÜ Inc.	Quebec
Résidence Les Jardins du Campanile Inc.	Quebec
Résidence Les Jardins Millen Inc.	Quebec
Résidence Les Verrières du Golf Inc.	Quebec
Résidence Lilo Inc.	Quebec
Résidence Liz Inc.	Quebec
Résidence Margo Inc.	Quebec
Résidence Ora Inc.	Quebec
Résidence PDP Inc.	Quebec
Résidence Quartier Sud Inc.	Quebec
Résidence Sevä Inc.	Quebec
Résidence Station Est Inc.	Quebec
Résidence Vast Inc.	Quebec
Résidence Vent de l’Ouest Inc.	Quebec
Retirement Inns II, LLC	Delaware
Retirement Inns III, LLC	Delaware
RISE Insurance Company, LLC	Kentucky
River Hills Medical Associates, LLC	South Carolina

Entity Name	Jurisdiction of Organization or Formation
River Oaks Partners	Illinois
Riverdale Development, LLC	New York
RLJ Corp.	Massachusetts
Rocky Mount Kidney Center Associates	North Carolina
Rocky Mount Medical Park Limited Partnership	North Carolina
Roper MOB, LLC	South Carolina
Roswell Realty Propco, LLC (fka EC Roswell Realty, LLC)	Delaware
Round Lake ACC, LLC	Delaware
Rowan OSC Investors, LP	North Carolina
RSP, Inc.	Massachusetts
Sagamore Hills Nominee LLC	Delaware
Sagamore Hills Nominee LP	Delaware
Saint John Retirement Group Ltd.	British Columbia
Saxonburg Nominee LLC	Delaware
Saxonburg Nominee LP	Delaware
SC EC Master Tenant, LLC	Delaware
Senior Care, Inc.	Delaware
Senior Quarters Operating Corp.	New York
Shaker Holding, LLC	Delaware
Shippensburg Realty Holdings, LLC	Delaware
Société en commandite Ambiance IDS	Quebec
Société en commandite Boréa	Quebec
Société en commandite Caléo	Quebec
Société en commandite Cavalier de Lasalle	Quebec
Société en commandite Commerciale Aylmer	Quebec
Société en commandite Commerciale Cornelius	Quebec
Société en commandite Commerciale Cornelius II	Quebec
Société en commandite Commerciale Crémazie	Quebec
Société en commandite Commerciale Sherbrooke	Quebec
Société en commandite Communautaire Crémazie	Quebec
Société en commandite Cornelius	Quebec
Société en commandite Cornelius II	Quebec
Société en commandite Ékla	Quebec
Société en commandite Élogia	Quebec
Société en commandite Floréa	Quebec
Société en commandite IVVI	Quebec
Société en commandite l’Avantage	Quebec
Société en commandite l’Image d’Outremont	Quebec
Société en commandite l’Initial	Quebec
Société en commandite la Cité des Tours	Quebec
Société en commandite la Croisée de l’Est	Quebec
Société en commandite Le 22	Quebec
Société en commandite le Félix Vaudreuil/Dorion	Quebec
Société en commandite le Gibraltar	Quebec
Société en commandite le Notre/Dame (Repentigny)	Quebec

Entity Name	Jurisdiction of Organization or Formation
Société en commandite le Quartier Mont/Saint/Hilaire	Quebec
Société en commandite le Savignon	Quebec
Société en commandite le VÜ	Quebec
Société en commandite les Condos Boréa	Quebec
Société en commandite les Condos Caléo	Quebec
Société en commandite les Condos de la Gare	Quebec
Société en commandite les Condos Ékla	Quebec
Société en commandite les Condos Élogia	Quebec
Société en commandite les Condos Floréa	Quebec
Société en commandite les Condos l’Avantage	Quebec
Société en commandite les Condos Le 22	Quebec
Société en commandite les Condos le Gibraltar	Quebec
Société en commandite les Condos le Savignon	Quebec
Société en commandite les Condos le VÜ	Quebec
Société en commandite les Condos les Jardins Millen	Quebec
Société en commandite les Condos Ora	Quebec
Société en commandite les Condos Quartier Sud	Quebec
Société en commandite les Condos Sevä	Quebec
Société en commandite les Jardins du Campanile	Quebec
Société en commandite les Jardins Millen	Quebec
Société en commandite les Promenades du Parc	Quebec
Société en commandite les Verrières du Golf	Quebec
Société en commandite Lilo	Quebec
Société en commandite Liz	Quebec
Société en commandite Margo	Quebec
Société en commandite Ora	Quebec
Société en commandite Quartier Sud	Quebec
Société en commandite RDM	Quebec
Société en commandite Sevä	Quebec
Société en commandite Station Est	Quebec
Société en commandite Vast	Quebec
Société en commandite Vent de l’Ouest	Quebec
Springs at Clackamas Woods, LLC	Oregon
SSL Developer LLC	Delaware
SSL Holdco LLC	Delaware
SSL Partner LLC	Delaware
St. Albert Retirement Group Ltd.	British Columbia
St. Catharines Retirement Group Ltd.	British Columbia
St. Cloud MOB, LLC	Minnesota
St. Francis Community MOB, LLC	South Carolina
St. Francis Medical Plaza, LLC	South Carolina
St. Mary's Investors, LLC	Virginia
Steger Retirement Group Ltd.	British Columbia
Stratford Development, LLC	New York
Stripe II, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Stripe Sub, LLC	Delaware
SW Louisiana Professional Office Building, LLC	Delaware
Syracuse MOB SPE, LLC	Delaware
Syracuse MOB, LLC	New York
SZR Abington AL Opco, L.L.C.	Delaware
SZR Abington AL, L.L.C.	Pennsylvania
SZR Acquisitions Propco, LP (f/k/a La Mesa Propco, LP)	Delaware
SZR Acquisitions, LLC	Delaware
SZR Arlington, MA Assisted Living Opco, L.L.C. (fka Chesterfield Propco, LLC)	Delaware
SZR Arlington, MA Assisted Living, L.L.C.	Virginia
SZR Aurora GP Inc.	Ontario, Canada
SZR Aurora Inc.	Ontario, Canada
SZR Aurora, LP	Ontario, Canada
SZR Barrington, LLC	Delaware
SZR Bloomfield Senior Living Opco, LLC (fka Cy-Fair Propco, LLC)	Delaware
SZR Bloomfield Senior Living, LLC	Delaware
SZR Bloomingdale Assisted Living Opco, L.L.C. (f/k/a Lorain Propco, LLC)	Delaware
SZR Bloomingdale Assisted Living, L.L.C.	Illinois
SZR Blue Bell AL Limited Partnership	Pennsylvania
SZR Blue Bell AL Opco Limited Partnership	Delaware
SZR Bon Air, LLC	Delaware
SZR Buffalo Grove Assisted Living Opco, L.L.C. (f/k/a Shallowford Propco, LLC)	Delaware
SZR Buffalo Grove Assisted Living, L.L.C.	Illinois
SZR Burlington Inc.	Ontario, Canada
SZR Carmichael, LLC	Delaware
SZR Cascade, LLC	Delaware
SZR Chandler, LLC	Delaware
SZR Cherry Creek Senior Living Propco, LLC	Delaware
SZR Cherry Creek Senior Living, LLC	Delaware
SZR Cinco Ranch, LLC	Delaware
SZR Columbia LLC	Delaware
SZR Columbia Propco LLC	Delaware
SZR Cuyahoga Falls Senior Living Opco, LLC (f/k/a Sherwood Propco, LLC)	Delaware
SZR Cuyahoga Falls Senior Living, LLC	Delaware
SZR East Cobb Assisted Living Limited Partnership	Georgia
SZR East Cobb Assisted Living Opco Limited Partnership	Delaware
SZR Edina Assisted Living Opco, L.L.C. (fka Maumelle Propco, LLC)	Delaware
SZR Edina Assisted Living, L.L.C.	Minnesota
SZR Erin Mills GP Inc.	Ontario, Canada
SZR Erin Mills Inc.	Ontario, Canada
SZR Erin Mills, LP	Ontario, Canada
SZR First Assisted Living Holdings, LLC	Delaware
SZR Fleetwood A.L. Propco, L.L.C.	Delaware
SZR Fleetwood A.L., L.L.C.	New York
SZR Fort Worth, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
SZR Frisco, LLC	Delaware
SZR Granite Run AL Opco, L.L.C. (fka Windcrest Propco, LLC)	Delaware
SZR Granite Run AL, L.L.C.	Pennsylvania
SZR Haverford AL Opco, L.L.C.	Delaware
SZR Haverford AL, L.L.C.	Pennsylvania
SZR Hillcrest Senior Living Propco, LLC	Delaware
SZR Hillcrest Senior Living, LLC	Delaware
SZR Holladay, LLC	Delaware
SZR Huntcliff Assisted Living Limited Partnership	Georgia
SZR Huntcliff Assisted Living Opco Limited Partnership	Delaware
SZR Ivey Ridge Assisted Living Limited Partnership	Georgia
SZR Ivey Ridge Assisted Living Opco Limited Partnership	Delaware
SZR Jackson, LLC	Delaware
SZR Jacksonville, LLC	Delaware
SZR Leawood, LLC	Delaware
SZR Lincoln Park LLC	Delaware
SZR Lincoln Park Opco LLC (f/k/a Byrd Springs Propco, LLC)	Delaware
SZR Lower Makefield, LLC	Delaware
SZR Markham Inc.	Ontario, Canada
SZR Mission Viejo Assisted Living Propco, L.P.	Delaware
SZR Mission Viejo Assisted Living, L.L.C.	Virginia
SZR Mississauga Inc.	Ontario, Canada
SZR Morris Plains Assisted Living Propco, L.L.C.	Delaware
SZR Morris Plains Assisted Living, L.L.C.	New Jersey
SZR New City Senior Living Propco, LLC	Delaware
SZR New City Senior Living, LLC	Delaware
SZR North Ann Arbor Senior Living, LLC	Delaware
SZR North Hills LP (fka SZR North Hills LLC)	Delaware
SZR North Hills Opco LP (fka Mountain Home Propco, LLC)	Delaware
SZR North York GP Inc.	Ontario, Canada
SZR North York Inc.	Ontario, Canada
SZR Northville Assisted Living Opco, L.L.C. (fka Florence SC Propco, LLC)	Delaware
SZR Northville Assisted Living, L.L.C.	Michigan
SZR Norwood LLC	Delaware
SZR Norwood Opco LLC (fka Braeswood Propco, LLC)	Delaware
SZR Oakville Inc.	Ontario, Canada
SZR of Alexandria Assisted Living Opco, L.P.	Delaware
SZR of Alexandria Assisted Living, L.P.	Virginia
SZR of North York, LP	Ontario, Canada
SZR Old Meridian, LLC	Delaware
SZR Old Tappan Assisted Living Propco, L.L.C.	Delaware
SZR Old Tappan Assisted Living, L.L.C.	New Jersey
SZR Opco Holdco, LLC	Delaware
SZR Orchard AL Propco, L.L.C.	Delaware
SZR Orchard AL, L.L.C.	Colorado

Entity Name	Jurisdiction of Organization or Formation
SZR Overland Park, LLC	Delaware
SZR Pacific Palisades Assisted Living Propco, L.P.	Delaware
SZR Pacific Palisades Assisted Living, L.P.	California
SZR Palos Park Opco, LLC (f/k/a Brentwood Propco, LLC)	Delaware
SZR Palos Park, LLC	Virginia
SZR Parma Assisted Living Opco, L.L.C. (f/k/a Wharton Propco, LLC)	Delaware
SZR Parma Assisted Living, L.L.C.	Virginia
SZR Richmond Hill Inc.	Ontario, Canada
SZR River Road, LLC	Delaware
SZR Riverside Assisted Living Propco, L.P. (f/k/a Southern Pines Propco, LP)	Delaware
SZR Riverside Assisted Living, L.P.	California
SZR Rochester Assisted Living Opco, LLC (fka Lake Jackson Propco, LLC)	Delaware
SZR Rochester Assisted Living, LLC	Delaware
SZR Rocklin Senior Living Propco, LP (f/k/a Point Loma Propco, LP)	Delaware
SZR Rocklin Senior Living, LLC	Delaware
SZR Rockville LLC	Delaware
SZR Rockville Propco LLC	Delaware
SZR San Mateo LLC	Delaware
SZR San Mateo Propco LP (f/k/a Las Villas Del Norte Propco, LP)	Delaware
SZR Sandy Senior Living Propco, LLC	Delaware
SZR Sandy Senior Living, LLC	Delaware
SZR Scottsdale Propco, LLC	Delaware
SZR Scottsdale, LLC	Delaware
SZR Second Assisted Living Holdings, LLC	Delaware
SZR Second Baton Rouge Assisted Living Propco, L.L.C.	Delaware
SZR Second Baton Rouge Assisted Living, L.L.C.	Louisiana
SZR Second Westminister Assisted Living, L.L.C.	Colorado
SZR Second Westminster Assisted Living Propco, L.L.C.	Delaware
SZR Smithtown A.L. Propco, L.L.C.	Delaware
SZR Smithtown A.L., L.L.C.	New York
SZR Springfield Assisted Living Opco, L.L.C.	Delaware
SZR Springfield Assisted Living, L.L.C.	Virginia
SZR Staten Island SL Propco, L.L.C.	Delaware
SZR Staten Island SL, L.L.C.	New York
SZR Sterling Canyon Assisted Living Limited Partnership	California
SZR Sterling Canyon Assisted Living Propco, LP (f/k/a Northridge Propco, LP)	Delaware
SZR Troy Assisted Living Opco, L.L.C. (fka Cottonwood Propco, LLC)	Delaware
SZR Troy Assisted Living, L.L.C.	Michigan
SZR US Investments, LLC	Delaware
SZR US UPREIT Three, LLC	Delaware
SZR US UPREIT, LLC	Delaware
SZR Wall Assisted Living Propco, L.L.C.	Delaware
SZR Wall Assisted Living, L.L.C.	New Jersey
SZR Wayne Assisted Living Propco, L.L.C.	Delaware
SZR Wayne Assisted Living, L.L.C.	New Jersey

Entity Name	Jurisdiction of Organization or Formation
SZR Westfield Assisted Living Propco, L.L.C.	Delaware
SZR Westfield Assisted Living, L.L.C.	New Jersey
SZR Westlake Village LLC	Delaware
SZR Westlake Village Propco LP (f/k/a Las Villas Del Carlsbad Propco, LP)	Delaware
SZR Willowbrook Annex LLC	Delaware
SZR Willowbrook Annex Opco LLC (f/k/a Austin Propco, LLC)	Delaware
SZR Willowbrook LLC	Delaware
SZR Willowbrook Opco LLC (f/k/a Heritage Woods Propco, LLC)	Delaware
SZR Windsor Inc.	Ontario, Canada
SZR Yorba Linda LLC	Delaware
SZR Yorba Linda Propco LP (f/k/a Little Avenue Propco, LP)	Delaware
Tempe AL RE, L.P.	Delaware
The Arboretum I Limited Partnership	Wisconsin
The Arboretum II Limited Partnership	Wisconsin
The Ponds of Pembroke Limited Partnership	Illinois
The Terrace at South Meadows, LLC	Delaware
THL 191 JV, LLC	Delaware
Timberlin Parc Realty Propco, LLC (fka EC Timberlin Parc Realty, LLC	Delaware
TLQ, Inc.	Massachusetts
Townsend CRB Development, LLC	Delaware
Tucson AL RE, L.P.	Delaware
uCity Academic Owner, LLC	Delaware
uCity Square One JV, LLC	Delaware
uCity Square One Owner, LLC (fka uCity Square One Building Condo, LLC)	Delaware
uCity Square One REIT, LLC	Delaware
Valley Manor Propco, LLC	Delaware
VAOC Newport Plaza, LP (fka JSL Blossom Grove, LP)	Delaware
VAOC Patrician, LP (fka JSL Caleo Bay, LP)	Delaware
VAOC Penasquitos, LP	Delaware
VB Ballwin SH, LLC	Delaware
VB Opco Holdings, LLC	Delaware
VB Propco Holdings, LLC	Delaware
VCC Healthcare Fund, LLC (f/k/a Ventas Healthcare Capital, LLC, f/k/a Ventas Sun LLC)	Delaware
Ventas AH Granbury, LLC	Delaware
Ventas AH Lewisville, LLC	Delaware
Ventas AH Midwest, LLC	Delaware
Ventas AH Mustang, LLC	Delaware
Ventas AH Norman, LLC	Delaware
Ventas AH Reminisce, LLC	Delaware
Ventas AH Rockwall, LLC	Delaware
Ventas AH Temple, LLC	Delaware
Ventas AH Weatherford, LLC	Delaware
Ventas Amberleigh, LLC	Delaware
Ventas Amberleigh Opco, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Ventas AOC Operating Holdings, Inc.	Delaware
Ventas AOC Operating Holdings, LLC	Delaware
Ventas Arlington, LLC	Delaware
Ventas Bear Canyon Opco, LLC	Delaware
Ventas Bear Canyon, LLC	Delaware
Ventas Beckley, LLC	Delaware
Ventas Birch Heights Opco, LLC	Delaware
Ventas Birch Heights, LLC	Delaware
Ventas Bishop Place, LLC	Delaware
Ventas Bonaventure GP, LLC	Delaware
Ventas Bonaventure Opco, LP	Delaware
Ventas Bonaventure, LP	Delaware
Ventas Broadway MOB, LLC	Delaware
Ventas CA GP Holdings I, LLC	Delaware
Ventas Caley Ridge Holding, LLC	Delaware
Ventas Caley Ridge, LLC	Delaware
Ventas Canada Finance Limited (f/k/a 3280986 Nova Scotia Limited)	Nova Scotia
Ventas Canada Retirement I GP ULC (f/k/a Holiday Canada Retirement I GP ULC)	Nova Scotia
Ventas Canada Retirement I LP (f/k/a Holiday Canada Retirement I LP)	Ontario
Ventas Canada Retirement II GP ULC (f/k/a Holiday Canada Retirement II GP ULC)	Nova Scotia
Ventas Canada Retirement II LP (f/k/a Holiday Canada Retirement II LP)	Ontario
Ventas Canada Retirement III GP ULC (f/k/a Holiday Canada Retirement III GP ULC)	Nova Scotia
Ventas Canada Retirement III LP (f/k/a Holiday Canada Retirement III LP)	Ontario
Ventas Capital Corporation	Delaware
Ventas Carlisle, LLC	Delaware
Ventas Carroll MOB, LLC	Delaware
Ventas Cascade Valley, LLC	Delaware
Ventas Copperfield Estates Opco, LLC	Delaware
Ventas Copperfield Estates, LLC	Delaware
Ventas Crown Pointe, LLC	Delaware
Ventas Crown Pointe Opco, LLC	Delaware
Ventas CS, LLC (f/ka TH Merger Company, LLC)	Delaware
Ventas CW Finance, LLC	Delaware
Ventas Dasco MOB Holdings, LLC	Delaware
Ventas Devonshire (Lenox) Opco, LLC	Delaware
Ventas Devonshire (Lenox), LLC	Delaware
Ventas Eagle Lake, LP	Delaware
Ventas East Lansing, LLC	Delaware
Ventas East Lansing Opco, LLC	Delaware
Ventas Edgewood Opco, LLC	Delaware
Ventas Edgewood, LLC (f/k/a Ventas Paradise Valley, LLC)	Delaware
Ventas EH Holdings, LLC (f/k/a Ventas Cal Sun LLC)	Delaware
Ventas Euro Finance, LLC	Delaware
Ventas Fairwood, LLC	Delaware
Ventas Finance Holdings I, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Ventas Flagstone, LLC	Delaware
Ventas Forest Pines Opco, LLC	Delaware
Ventas Forest Pines, LLC	Delaware
Ventas Framingham, LLC	Delaware
Ventas Garden Square of Casper, LLC	Delaware
Ventas GM GP Limited	Delaware
Ventas GM Holdings Limited	Delaware
Ventas Grantor Trust #1	Delaware
Ventas Grantor Trust #2	Delaware
Ventas Hartland Hills Opco, LLC	Delaware
Ventas Hartland Hills, LLC (f/k/a Ventas Millcreek, LLC)	Delaware
Ventas Healthcare Properties, Inc.	Delaware
Ventas Healthcare Realty, LLC	Delaware
Ventas Highland Estates Opco, LLC	Delaware
Ventas Highland Estates, LLC	Delaware
Ventas Highland Trail Opco, LLC	Delaware
Ventas Highland Trail, LLC	Delaware
Ventas HOL Holdings, LLC	Delaware
Ventas JCM Holdings, Inc.	Delaware
Ventas Kittery Estates Opco, LLC	Delaware
Ventas Kittery Estates, LLC	Delaware
Ventas Lafayette, LLC	Delaware
Ventas Lakewood Estates Opco, LLC	Delaware
Ventas Lakewood Estates, LLC	Delaware
Ventas Las Palmas Opco, LLC	Delaware
Ventas Las Palmas, LLC	Delaware
Ventas LHRET, LLC	Delaware
Ventas Life Sciences, LLC	Delaware
Ventas LP Realty, L.L.C.	Delaware
Ventas LS LP (f/k/a BMR-Wexford LP)	Delaware
Ventas LS MD, LLC	Delaware
Ventas LS TRS, LLC	Delaware
Ventas Mansion at Waterford, LLC	Delaware
Ventas McLoughlin, LLC	Delaware
Ventas Meadowbrook Place, LLC	Delaware
Ventas Meadows Elk Grove, LP	Delaware
Ventas Mezz Finance Leesburg, LLC	Delaware
Ventas Mezz Lender, LLC	Delaware
Ventas MO Holdings, LLC	Delaware
Ventas MOB Holdings II, LLC	Delaware
Ventas MOB Holdings, LLC	Delaware
Ventas MS Holdings, LLC	Delaware
Ventas MS, LLC	Delaware
Ventas Naples, LLC	Delaware
Ventas Nexcore Holdings, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
Ventas NSG Finance, LLC	Delaware
Ventas NV GP LLC	Delaware
Ventas Oak Terrace, LP	Delaware
Ventas of Blackpool Limited	Jersey
Ventas of Farnham Limited	Jersey
Ventas of Hull Limited	Jersey
Ventas of Vancouver Limited	Jersey
Ventas Ontario OC, LLC	Delaware
Ventas Palms GP, LLC	Delaware
Ventas Palms Opco, LP	Delaware
Ventas Palms, LP	Delaware
Ventas Paradise Springs Opco, LLC	Delaware
Ventas Paradise Springs, LLC	Delaware
Ventas Patriot, LLC	Delaware
Ventas Pheasant Ridge, LLC	Delaware
Ventas Plano, LLC	Delaware
Ventas Polo Park Opco, LLC	Delaware
Ventas Polo Park, LLC	Delaware
Ventas Provident, LLC	Delaware
Ventas Raleigh, LLC	Delaware
Ventas Raleigh Opco GP, LLC	Delaware
Ventas Raleigh Opco, LP
Ventas Realty Capital Healthcare Trust Operating Partnership, L.P. (f/k/a American Realty Capital Healthcare Trust Operating Partnership, L.P.)	Delaware
Ventas Realty Capital Healthcare Trust Sub REIT, LLC (f/k/a American Realty Capital Healthcare Trust Sub REIT, LLC)	Delaware
Ventas Realty, Limited Partnership	Delaware
Ventas Redwood GP, LLC	Delaware
Ventas Redwood Opco, LP	Delaware
Ventas Redwood, LP	Delaware
Ventas REIT US Holdings, LLC	Delaware
Ventas Santa Barbara, LLC	Delaware
Ventas Santa Barbara Opco GP, LLC	Delaware
Ventas Santa Barbara Opco, LP	Delaware
Ventas SH Holdings I, LLC	Delaware
Ventas Shasta Estates GP, LLC	Delaware
Ventas Shasta Estates Opco, LP	Delaware
Ventas Shasta Estates, LP	Delaware
Ventas Sierra Ridge, LP	Delaware
Ventas Skyline Place, LP	Delaware
Ventas SL Holdings II, LLC	Delaware
Ventas SL I, LLC	Delaware
Ventas SL II, LLC	Delaware
Ventas SL III, LLC	Delaware
Ventas Springs Holdings, LLC	Delaware
Ventas Springs JV, LLC	Delaware
Ventas SSL Beacon Hill, Inc.	Ontario, Canada

Entity Name	Jurisdiction of Organization or Formation
Ventas SSL Holdings, Inc.	Delaware
Ventas SSL Holdings, LLC	Delaware
Ventas SSL Lynn Valley, Inc.	Ontario, Canada
Ventas SSL Ontario II, Inc.	Ontario, Canada
Ventas SSL Ontario III, Inc.	Ontario, Canada
Ventas SSL Vancouver, Inc.	Ontario, Canada
Ventas SSL, Inc.	Delaware
Ventas Sugar Valley (f/k/a Ventas Tucson, LLC)	Delaware
Ventas Sugar Valley Opco, LLC	Delaware
Ventas Tanasbourne, LLC	Delaware
Ventas Tributary, LLC	Delaware
Ventas Trinity Finance, LP (f/k/a Ventas BKD Finance, LLC, f/k/a Ventas Mustang Finance, LLC)	Delaware
Ventas TRS, LLC	Delaware
Ventas UK Finance, Inc.	Delaware
Ventas UK I, LLC	Delaware
Ventas UK II, LLC	Delaware
Ventas Valencia GP, LLC	Delaware
Ventas Valencia Opco, LP	Delaware
Ventas Valencia, LP	Delaware
Ventas Ventures, LLC	Delaware
Ventas West Shores, LLC	Delaware
Ventas West Shore Opco, LLC	Delaware
Ventas Western Holdings, LLC (f/k/a Ventas Cottonbloom Holdings, LLC)	Delaware
Ventas Weston, LLC	Delaware
Ventas Whispering Chase Opco, LLC	Delaware
Ventas Whispering Chase, LLC (f/k/a Ventas Peoria, LLC)	Delaware
Ventas White Bear Opco, LLC	Delaware
Ventas White Bear, LLC	Delaware
Ventas White Oaks Opco, LLC	Delaware
Ventas White Oaks, LLC	Delaware
Ventas Whitehall Estates, LLC	Delaware
Ventas Whitley Place Opco, LLC	Delaware
Ventas Whitley Place, LLC	Delaware
Ventas Willow Gardens Opco, LLC	Delaware
Ventas Willow Gardens, LLC	Delaware
Ventas Willow Grove GP, LLC	Delaware
Ventas Willow Grove Opco, LP	Delaware
Ventas Willow Grove, LP	Delaware
Ventas Woods at Canco Opco, LLC	Delaware
Ventas Woods at Canco, LLC	Delaware
Ventas, Inc.	Delaware
Venture Principal, LLC	Delaware
Venture Sub NC Holdco II, Inc.	Delaware
Venture Sub NC Holdco, Inc.	Delaware

Entity Name	Jurisdiction of Organization or Formation
Venture Sub, LLC	Delaware
Verdugo Management, LLC	California
Verdugo MOB, LP	California
Vernon Hills ACC, LLC	Delaware
Victoria Court Realty, LLC	Maine
Victorian Retirement Group II Ltd.	British Columbia
Victorian Retirement Group III Ltd.	British Columbia
Victorian Retirement Group Ltd.	British Columbia
VLSHRE Fund GP, LLC	Delaware
VLSHRE Fund Holdings, LLC	Delaware
VLSHRE Parallel Fund REIT, LLC	Delaware
VLSHRE Parallel Fund, L.P.	Delaware
VP Garden City Opco, LLC	Delaware
VP Garden City Propco, LLC	Delaware
VP Holdingco, LLC	Delaware
VP Rock Hill Opco, LLC	Delaware
VP Rock Hill Propco, LLC	Delaware
VSCRE Holdings, LLC	Delaware
VSL GP II, LLC (fka VTR JSL GP II, LLC)	Delaware
VSL GP, LLC (fka VTR JSL GP, LLC)	Delaware
VSL Holdings II, LLC (fka Ventas JSL Holdings, LLC)	Delaware
VSL Holdings, LLC (fka Ventas JSL Property Holdings, LLC)	Delaware
VSL Newport Plaza, LP (fka VTR Blossom Grove, LP)	Delaware
VSL Patrician GP, LLC	Delaware
VSL Patrician, LP (fka VTR Caleo Bay, LP)	Delaware
VSL Penasquitos GP, LLC	Delaware
VSL Penasquitos, LP	Delaware
VTCC Carroll MOB, LLC	Delaware
VTR Alpharetta, LLC	Delaware
VTR AMS Bondco, LLC	Delaware
VTR AMS, Inc. (f/k/a Ardent Medical Services, Inc.)	Delaware
VTR Applewood, LLC	Delaware
VTR Arboretum, LLC	Delaware
VTR Ardsley, LLC	Delaware
VTR ARPI Partner, LLC	Delaware
VTR Ascension SV, LLC	Delaware
VTR Ashley Inn, LLC	Delaware
VTR Assisted Living, Inc.	Delaware
VTR Assisted Living, Virginia Beach, LLC	Delaware
VTR Austell, LLC	Delaware
VTR Autumn Hills, LLC	Delaware
VTR Avista MOB, LLC	Delaware
VTR Bailey Holdco, LLC	Delaware
VTR Bailey MC, LLC	Delaware
VTR Ballwin, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
VTR Baptist SA, LLC	Delaware
VTR Barrington POB Holdings, LLC	Delaware
VTR Bay Spring, LLC	Delaware
VTR Baypoint Village, LLC	Delaware
VTR Bayshore, LLC	Delaware
VTR BD Finance, LLC	Delaware
VTR Bethlehem, LLC	Delaware
VTR Bonita Propco, LP	Delaware
VTR Briarcliff Manor, LLC	Delaware
VTR Buckhead, LLC	Georgia
VTR Building 60 Holdco, LLC	Delaware
VTR Building 90 Holdco, LLC	Delaware
VTR Burlingame, LP	California
VTR CA GP II, LLC	Delaware
VTR CAGP, LLC	Delaware
VTR Campana Del Rio, LLC	Delaware
VTR Canterbury Park, LLC	Delaware
VTR Canyon Springs, LLC	Delaware
VTR Carmichael Oaks Land, LLC	Delaware
VTR Carmichael Oaks, LP	Delaware
VTR Cedarbrook, LLC	Delaware
VTR Center City, LLC	Delaware
VTR Chandler Villas, LP	California
VTR Chesterfield Holdco, LLC	Delaware
VTR Chicago 93rd Street POB, LLC	Delaware
VTR Chico Assisted Living, LP	Delaware
VTR CO GP, LLC	Delaware
VTR Copper Canyon, LLC	Delaware
VTR Countrywood Parking, LLC	Delaware
VTR Countrywood, LP	Delaware
VTR Covell, LLC	California
VTR Covell, LP	Delaware
VTR Crossgate, LLC	Delaware
VTR Crown Point (Parker) MOB, LLC	Delaware
VTR Cutter Mill, LLC	Delaware
VTR CW GP, LLC	Delaware
VTR Daly City, LP	California
VTR Darien, LLC	Delaware
VTR Deer Valley MOB II, LLC	Delaware
VTR Deer Valley MOB III, LLC	Delaware
VTR Deer Valley Parking, LLC	Delaware
VTR Delmar Place, LLC	Delaware
VTR Desert Samaritan, LLC	Delaware
VTR DOB III MOB, LLC	Delaware
VTR Downers Grove POB Holdings, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
VTR Durham GP, LLC	Delaware
VTR Durham, LP	Delaware
VTR Eberle MOB, LLC	Delaware
VTR Elizabethtown, LLC	Delaware
VTR Evergreen Woods, LLC	Delaware
VTR Falmouth, LLC	Delaware
VTR FM Texas Holdings GP, LLC	Delaware
VTR Forest Hills, LLC	Delaware
VTR Forest Lake, LLC	Delaware
VTR Forest Trace, LLC	Delaware
VTR FV, LLC	Delaware
VTR Garden Park GP, LLC	Delaware
VTR Garden Park, LP	Delaware
VTR Gilbert 2, LLC	Delaware
VTR Glen Cove, LLC	Delaware
VTR Glen Oaks, LLC	Delaware
VTR Golden Creek, Inc.	Delaware
VTR Grand Oaks GP, LLC	Delaware
VTR Grand Oaks, LP	Delaware
VTR Great Neck, LLC	Delaware
VTR Greece, LLC	Delaware
VTR Green Valley Assisted Living, LLC	Delaware
VTR Harper Court Phase II Member, LLC	Delaware
VTR Hazel Crest, LLC	Delaware
VTR Heart Hospital Bondco, LLC	Delaware
VTR Heart Hospital, LLC	Delaware
VTR Hearthstone East, LLC	Delaware
VTR Hearthstone West, LLC	Delaware
VTR Henderson Assisted Living, LLC	Delaware
VTR Heritage LF, LLC	Delaware
VTR Hertlin House, LLC	Delaware
VTR High Plains, LLC	Delaware
VTR Highland Crossing, LLC	Kentucky
VTR Hillcrest Claremore, LLC	Delaware
VTR Hillcrest HS Tulsa, LLC	Delaware
VTR Hillcrest Inn GP, LLC	Delaware
VTR Hillcrest Inn, LP	Delaware
VTR Hillcrest MC Tulsa, LLC	Delaware
VTR Hillsdale, LLC	Delaware
VTR Hillsdale, LP	Delaware
VTR HOL Finance, LLC	Delaware
VTR Hudson, LLC	Delaware
VTR Huntington, LLC	Delaware
VTR II Acquisition LLC	Delaware
VTR III Acquisition LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
VTR Jefferson Clinic MOB, LLC	Delaware
VTR Johnson Ferry, LLC	Delaware
VTR Jupiter, LLC	Delaware
VTR Kennebunk, LLC	Delaware
VTR Kew Gardens, LLC	New York
VTR Kinghaven, LLC	Delaware
VTR Lake Havasu Assisted Living, LLC	Delaware
VTR Lakewood, LLC	Delaware
VTR Lancaster Assisted Living, LP	Delaware
VTR Las Posas, LP	California
VTR Lonestar, LLC	Delaware
VTR Longmeadow Place, LLC	Delaware
VTR Lovelace MC & Rehab, LLC	Delaware
VTR Lovelace Roswell	Delaware
VTR Lovelace Roswell Bondco, LLC	Delaware
VTR Lovelace Westside, LLC	Delaware
VTR Lovelace WH Bondco, LLC	Delaware
VTR Lovelace WH, LLC	Delaware
VTR LS 115 N. 38th Street, LLC (f/k/a Wexford 115 N. 38th Street, LLC)	Delaware
VTR LS 225 N. 38th Street UT, LLC (f/k/a Wexford 225 N. 38th Street UT, LLC)	Delaware
VTR LS 225 N. 38th Street, LLC (f/k/a Wexford 225 N. 38th Street, LLC)	Delaware
VTR LS 3701 Filbert Street UT, LLC (f/k/a Wexford 3701 Filbert Street UT, LLC)	Delaware
VTR LS 3701 Filbert Street, LLC (f/k/a Wexford 3701 Filbert Street, LLC)	Delaware
VTR LS 3700 Lancaster Avenue UT, LLC (f/k/a VTR LS 3750 Lancaster Avenue UT, LLC) and (f/k/a Wexford 3750 Lancaster Avenue UT, LLC)	Delaware
VTR LS 3700 Lancaster Avenue, LLC (f/k/a VTR LS 3750 Lancaster Avenue, LLC) and (f/k/a Wexford 3750 Lancaster Avenue, LLC)	Delaware
VTR LS 4300 Duncan, LLC	Delaware
VTR LS 4320 Forest Park, LLC (f/k/a Wexford 4320 Forest Park, LLC)	Delaware
VTR LS 5051 Centre P1 Holdings, LLC	Delaware
VTR LS 75 N. 38th Street, LLC	Delaware
VTR LS Bailey Developer, LLC (f/k/a Wexford Bailey Developer, LLC)	Delaware
VTR LS Baltimore Garage, LLC (f/k/a Wexford Baltimore Garage, LLC)	Maryland
VTR LS Baltimore-Poppleton, LLC (f/k/a Wexford Baltimore-Poppleton, LLC)	Maryland
VTR LS BioPark Land Acquisition I, LLC (f/k/a Wexford BioPark Land Acquisition I, LLC)	Maryland
VTR LS BSP Funding, LLC (f/k/a Wexford BSP Funding, LLC)	Maryland
VTR LS BSP Partners, LLC (f/k/a Wexford BSP Partners, LLC)	Maryland
VTR LS Building 60 Developer, LLC (f/k/a Wexford Building 60 Developer, LLC)	Delaware
VTR LS Building 90 Developer, LLC (f/k/a Wexford Building 90 Developer, LLC)	Delaware
VTR LS Building 91 Developer, LLC (f/k/a Wexford Building 91 Developer, LLC)	Delaware
VTR LS Building 91 Manager, LLC (f/k/a Wexford Building 91 Manager, LLC)	Delaware
VTR LS Chesterfield Developer, LLC (f/k/a Wexford Chesterfield Developer, LLC)	Delaware
VTR LS Chesterfield Parking, LLC (f/k/a Wexford Chesterfield Parking, LLC)	Delaware
VTR LS CTI GP, LLC	Delaware
VTR LS CTI, LP	Delaware
VTR LS Danforth, LLC (f/k/a Wexford Danforth, LLC)	Delaware
VTR LS Development, LLC (f/k/a Wexford Development, LLC)	Maryland

Entity Name	Jurisdiction of Organization or Formation
VTR LS Finance, LLC (f/k/a Wexford Finance, LLC)	Maryland
VTR LS Heritage Development, LLC (f/k/a Wexford Heritage Development, LLC)	Delaware
VTR LS Heritage Manager, LLC (f/k/a Wexford Heritage Manager, LLC)	Delaware
VTR LS Hershey Holdings One, LLC (f/k/a Wexford Hershey Holdings One, LLC)	Delaware
VTR LS Hershey Holdings Two, LLC (f/k/a Wexford Hershey Holdings Two, LLC)	Delaware
VTR LS Hershey, LLC (f/k/a Wexford Hershey, LLC)	Delaware
VTR LS KSC GP, LLC	Delaware
VTR LS KSC, LP	Delaware
VTR LS Management, LLC (f/k/a Wexford Management, LLC)	Delaware
VTR LS Maryland BioPark 3, LLC (f/k/a Wexford Maryland BioPark 3, LLC)	Delaware
VTR LS Maryland BioPark One, LLC (f/k/a Wexford Maryland BioPark One, LLC)	Delaware
VTR LS Miami Property Acquisitions, LLC (f/k/a Wexford Miami Property Acquisitions, LLC)	Delaware
VTR LS Realty Holdings II, Inc. (f/k/a BioMed Realty Holdings II, Inc.)	Maryland
VTR LS Science Center 2, LLC (f/k/a Wexford Science Center 2, LLC)	Maryland
VTR LS Tech Park, LLC	Delaware
VTR LS University City HS, LLC (f/k/a Wexford University City HS, LLC)	Delaware
VTR LS-George Member LLC (f/k/a BMR-George Member LLC)	Delaware
VTR LS-UCSC II GP, LLC (f/k/a Wexford-UCSC II GP, LLC)	Delaware
VTR Lynbrook, LLC	Delaware
VTR Madison House, LLC	Delaware
VTR Manresa Business Trust	Maryland
VTR Manresa, LLC	Delaware
VTR Maple Wood, LLC	Delaware
VTR Marland Place II, LLC	Delaware
VTR Marland Place III, LLC	Delaware
VTR Marland Place, LLC	Delaware
VTR Marysville Assisted Living, LP	Delaware
VTR Merrywood, LLC	Delaware
VTR Mezz Guarantee LLC	Delaware
VTR Mezz II, LLC	Delaware
VTR Mezz III, LLC	Delaware
VTR Mezz LLC	Delaware
VTR Montego Heights, LP	California
VTR Nevada Assisted Living, LLC	Delaware
VTR Newburgh, LLC	Delaware
VTR North Ridge, LLC	Delaware
VTR Northeast Holdings, LLC	Delaware
VTR Northport Development, LLC	New York
VTR Oak Knoll Land, LLC	Delaware
VTR Oak Knoll, LP	Delaware
VTR Oak Lawn POB, LLC	Delaware
VTR OCE Indy, LLC	Delaware
VTR Oroville Assisted Living, LP	Delaware
VTR Palm Desert, LLC	Delaware
VTR Palm Desert, LP	Delaware

Entity Name	Jurisdiction of Organization or Formation
VTR Papago Medical Park, LLC	Delaware
VTR PCM, LLC	Delaware
VTR Penfield, LLC	Delaware
VTR Phoenix, LLC	Delaware
VTR Plainview, LLC	Delaware
VTR Plano, LLC	Delaware
VTR Pointe Rehab, LLC	Delaware
VTR Prairie Meadows, LLC	Delaware
VTR Property Holdings Carrollton GP, LLC	Delaware
VTR Property Holdings Carrollton, LP	Texas
VTR Property Holdings Copeland, LLC	Delaware
VTR Property Holdings Cypresswood, LLC	Delaware
VTR Property Holdings Grapevine, LP	Texas
VTR Property Holdings Richardson, LLC	Delaware
VTR Property Holdings Westchase GP, LLC	Delaware
VTR Property Holdings Westchase, LP	Texas
VTR Property Sectors, LLC (fka Ventas Senior Housing, LLC)	Delaware
VTR Quail Ridge, LP	Delaware
VTR R&I Procurement Holdings, LLC	Delaware
VTR R&I Procurement Holdings Member, LLC	Delaware
VTR Raleigh GP, LLC	Delaware
VTR Raleigh, LLC	Delaware
VTR Raleigh, LP	Delaware
VTR Rancho Mirage Propco, LP	Delaware
VTR Regency, LLC	Delaware
VTR Retirement and Assisted Living Briarcliff, LLC	Delaware
VTR Richland Hills, LLC	Delaware
VTR Riverdale LLC	New York
VTR Rock Creek, LLC	Delaware
VTR Roslyn, LLC	Delaware
VTR Rye Brook, LLC	Delaware
VTR Salisbury Business Trust	Maryland
VTR Salisbury, LLC	Delaware
VTR Salmon Creek, LLC	Delaware
VTR San Felipe Propco, LP	Delaware
VTR San Francisco MOB, LLC	Delaware
VTR Sandy, LLC	Delaware
VTR Science & Technology, LLC (f/k/a Wexford Science & Technology, LLC)	Maryland
VTR Scottsdale, LLC	Delaware
VTR Seaside, LLC	Delaware
VTR Senior Living LLC	Delaware
VTR Shaker, LLC	Delaware
VTR Sierra Vista Assisted Living, LLC	Delaware
VTR South Ogden, LLC	Delaware
VTR SouthCreek, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
VTR Spring Creek Inn, LLC	Delaware
VTR Springdale, LLC	Delaware
VTR SQ Holdings Corp.	Delaware
VTR SQ Interim Corp.	Delaware
VTR SQ, LLC	Delaware
VTR St. Matthews, LLC	Delaware
VTR Stamford, LLC	Delaware
VTR Stony Brook, LLC	Delaware
VTR Stratford, LLC	Connecticut
VTR Summit Hills, LLC	Delaware
VTR Sunlake, LLC	Delaware
VTR Sunnyvale, LP	California
VTR Sutton Terrace, LLC	Delaware
VTR Swap II LLC	Delaware
VTR Swap LLC	Delaware
VTR Tanglewood, LLC	Delaware
VTR Tarzana GP, LLC	Delaware
VTR Tarzana, LLC	Delaware
VTR Tarzana, LP	Delaware
VTR Temecula GP, LLC	Delaware
VTR Temecula Land, LLC	Delaware
VTR Temecula, LP	Delaware
VTR Texas Holdings GP II, LLC	Delaware
VTR Texas Holdings GP, LLC	Delaware
VTR Texas Holdings II, LP	Texas
VTR Texas Holdings, LP	Texas
VTR Thunderbird Paseo Medical Plaza, LLC	Delaware
VTR Tinton Falls Corp.	New Jersey
VTR TRS Holdco, LLC	Delaware
VTR Tucker, LLC	Delaware
VTR Vacaville MOB, LLC (f/k/a VTR Barret Avenue MOB, LLC)	Delaware
VTR Valley View, LP	California
VTR Villa Campana II, LLC	Delaware
VTR Visalia Assisted Living, LP	Delaware
VTR Vistas Longmont, LLC	Delaware
VTR Willow Glen, LP	Delaware
VTR Windsor Woods, LLC	Delaware
VTR Woodbridge Place, LLC	Delaware
VTRAZ Manager, LLC	Delaware
VTR-EMRTS Holdings, LLC	Delaware
VTRLTH MAB I, LLC	Delaware
VTRLTH MAB II, LLC	Delaware
VTR-UCSC 3401 JV, LLC	Delaware
WE George Street Holding LLC	Delaware
WE George Street, L.L.C.	Delaware

Entity Name	Jurisdiction of Organization or Formation
West Medical Office I, LP	South Carolina
West Tennessee Investors, LLC	Tennessee
Wexford Building 60 Manager, LLC	Delaware
Wexford Building 90 Manager, LLC	Delaware
Wexford Heritage Holding, LLC	Delaware
Wexford Heritage, LLC	Delaware
Wexford Miami Holding, LLC	Delaware
Wexford Miami, LLC	Delaware
Wexford UMB 2, LLC	Maryland
Wexford Winston-Salem Building 60, LLC	Delaware
Wexford Winston-Salem Building 90, LLC	Delaware
Wexford Winston-Salem Building 91, LLC	Delaware
Wexford Winston-Salem Holding 60, LLC	Delaware
Wexford Winston-Salem Holding 90, LLC	Delaware
Wexford-CV SSL Joint Venture, LLC	Delaware
Wexford-CV SSL Manager, LLC	Delaware
Wexford-SCEC 3675 Market Street JV, LLC	Delaware
Wexford-SCEC 3675 Market Street UT, LLC	Delaware
Wexford-SCEC 3675 Market Street, LLC	Delaware
Wexford-UCSC 3737 Joint Venture, LLC	Delaware
Wexford-UCSC 3737 Member, LLC	Delaware
Wexford-UCSC 3737, LLC	Delaware
Wexford-UCSC II, LP	Delaware
WG 86th Street SH, LLC	Delaware
WG Alden Place, LLC	Delaware
WG Alpharetta, LLC	Delaware
WG Applewood SH, LLC	Delaware
WG Aquidneck Place SH, LLC	Delaware
WG Arboretum, LLC	Delaware
WG Austell, LLC	Delaware
WG Bay Spring SH, LLC	Delaware
WG Baypoint Village SH, LLC	Delaware
WG Bayshore SH, LLC	Delaware
WG Bayside Landing SH, LP	Delaware
WG Bethlehem SH, LLC	Delaware
WG Briarcliff Manor SH, LLC	Delaware
WG Buckhead SH, LLC	Delaware
WG Burlingame SH, LP	Delaware
WG Campana Del Rio SH, LLC	Delaware
WG Carmichael Oaks, LP	Delaware
WG Carrollton SH, LLC	Delaware
WG Center City SH, LLC	Delaware
WG Chandler Villas SH, LLC	Delaware
WG Chateau Gardens SH, LP	Delaware
WG Chateau San Juan SH, LP	Delaware

Entity Name	Jurisdiction of Organization or Formation
WG CO GP, LLC	Delaware
WG Collwood Knolls SH, LP	Delaware
WG Copeland SH, LLC	Delaware
WG Countrywood, LP	Delaware
WG Covell SH, LP	Delaware
WG Covina SH, LP	Delaware
WG Cranford SH, LLC	Delaware
WG Crossgate SH, LLC	Delaware
WG Crossroads Place, LLC	Delaware
WG Cutter Mill SH, LLC	Delaware
WG CW GP, LLC	Delaware
WG Cypresswood SH, LLC	Delaware
WG Daly City SH, LP	Delaware
WG Darien SH, LLC	Delaware
WG Del Rey SH, LP	Delaware
WG Del Sol SH, LP	Delaware
WG Delmar Place, LLC	Delaware
WG Draper Place, LLC	Delaware
WG Durham, LP	Delaware
WG East Northport SH, LLC	Delaware
WG El Camino Gardens SH, LP	Delaware
WG Elizabethtown SH, LLC	Delaware
WG Encinitas SH, LP	Delaware
WG Evergreen Woods SH, LLC	Delaware
WG Falmouth SH II, LLC	Delaware
WG Falmouth SH, LLC	Delaware
WG Forest Hills SH, LLC	Delaware
WG Forest Lake SH, LLC	Delaware
WG Garden Park, LP	Delaware
WG Glen Cove SH, LLC	Delaware
WG GO GP, LLC	Delaware
WG Golden Creek SH, LP	Delaware
WG Grand Oaks, LP	Delaware
WG Grapevine SH, LLC	Delaware
WG Great Neck SH, LLC	Delaware
WG Greece SH, LLC	Delaware
WG Greenridge Place, LLC	Delaware
WG Guilderland SH, LLC	Delaware
WG Hacienda SH, LP	Delaware
WG Hamilton Heights Place, LLC	Delaware
WG Harborhill Place SH, LLC	Delaware
WG Hearthstone East SH, LLC	Delaware
WG Hearthstone West SH, LLC	Delaware
WG Heritage LF, LLC	Delaware
WG Hertlin House, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
WG Highland Crossing SH, LLC	Delaware
WG Hillcrest Inn SH, LP	Delaware
WG Hillsdale SH, LP	Delaware
WG Hudson SH, LLC	Delaware
WG Huntington SH, LLC	Delaware
WG Johnson Ferry SH, LLC	Delaware
WG Jupiter, LLC	Delaware
WG Kennebunk SH, LLC	Delaware
WG Kew Gardens SH, LLC	Delaware
WG Kinghaven SH, LLC	Delaware
WG Kingwood SH, LLC	Delaware
WG Lakewood SH, LLC	Delaware
WG Larson Place, LLC	Delaware
WG Las Posas SH, LP	Delaware
WG Lincoln Place SH, LLC	Delaware
WG Longmeadow Place SH, LLC	Delaware
WG Lynbrook SH, LLC	Delaware
WG Manresa SH, LLC	Delaware
WG Marina Place, LLC	Delaware
WG Marland Place SH, LLC	Delaware
WG Merrimack Place, LLC	Delaware
WG Merrywood SH, LLC	Delaware
WG Montego Heights SH, LP	Delaware
WG Newburgh SH, LLC	Delaware
WG Oak Knoll, LP	Delaware
WG Palm Desert, Inc.	California
WG Penfield SH, LLC	Delaware
WG Plainview SH, LLC	Delaware
WG Plano, LLC	Delaware
WG Quail Ridge, LP	Delaware
WG Raleigh, LP	Delaware
WG Rancho Park SH, LP	Delaware
WG Regency SH, LLC	Delaware
WG Richardson SH, LLC	Delaware
WG Richland Hills, LLC	Delaware
WG Riverdale SH, LLC	Delaware
WG Roslyn, LLC	Delaware
WG Rye Brook SH, LLC	Delaware
WG Salisbury SH, LLC	Delaware
WG San Pablo SH, LLC	Delaware
WG Sandy SH, LLC	Delaware
WG Scottsdale, LLC	Delaware
WG Seville SH, LLC	Delaware
WG Shaker SH, LLC	Delaware
WG South Hills SH, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
WG South Setauket SH, LLC	Delaware
WG Springdale SH, LLC	Delaware
WG St. Matthews SH, LLC	Delaware
WG Stamford SH, LLC	Delaware
WG Stony Brook SH, LLC	Delaware
WG Stratford SH, LLC	Delaware
WG Sugar Land SH, LLC	Delaware
WG Summit Hills SH, LLC	Delaware
WG Summit Ridge SH, LLC	Delaware
WG Sunlake SH, LLC	Delaware
WG Sunnyvale SH, LP	Delaware
WG Sutton Terrace SH, LLC	Delaware
WG Tamalpais Creek SH, LP	Delaware
WG Tanglewood SH, LLC	Delaware
WG Tarzana, LP	Delaware
WG Temecula, LP	Delaware
WG Tinton Falls SH, LLC	Delaware
WG Tucker, LLC	Delaware
WG Valley Manor SH, LLC (f/k/a VTR Valley Manor, LLC)	Delaware
WG Valley View SH, LP	Delaware
WG Villa Campana, LLC	Delaware
WG Virginia Beach SH, LLC	Delaware
WG Vistas Longmont, LLC	Delaware
WG Westchase SH, LLC	Delaware
WG Weston Place SH, LLC	Delaware
WG Willow Glen SH, LP	Delaware
WG Willow Park SH, LLC	Delaware
WG Windsor Woods SH, LLC	Delaware
WG Woodbridge Place SH, LLC	Delaware
WG Woodlands SH, LLC	Delaware
Whitby Retirement Group II Ltd.	British Columbia
Whitby Retirement Group Ltd.	British Columbia
Woodbriar Senior Living, LLC	Delaware
Woodlake Realty, LLC	Delaware
WWMLD Limited Liability Company	Wisconsin
Xenia Nominee LLC	Delaware
Xenia Nominee LP	Delaware
WG Plainview SH, LLC	Delaware
WG Plano, LLC	Delaware
WG Quail Ridge, LP	Delaware
WG Raleigh, LP	Delaware
WG Rancho Park SH, LP	Delaware
WG Regency SH, LLC	Delaware
WG Richardson SH, LLC	Delaware
WG Richland Hills, LLC	Delaware

Entity Name	Jurisdiction of Organization or Formation
WG Riverdale SH, LLC	Delaware
WG Roslyn, LLC	Delaware
WG Rye Brook SH, LLC	Delaware
WG Salisbury SH, LLC	Delaware
WG San Pablo SH, LLC	Delaware
WG Sandy SH, LLC	Delaware
WG Scottsdale, LLC	Delaware
WG Seville SH, LLC	Delaware
WG Shaker SH, LLC	Delaware
WG South Hills SH, LLC	Delaware
WG South Setauket SH, LLC	Delaware
WG Springdale SH, LLC	Delaware
WG St. Matthews SH, LLC	Delaware
WG Stamford SH, LLC	Delaware
WG Stony Brook SH, LLC	Delaware
WG Stratford SH, LLC	Delaware
WG Sugar Land SH, LLC	Delaware
WG Summit Hills SH, LLC	Delaware
WG Summit Ridge SH, LLC	Delaware
WG Sunlake SH, LLC	Delaware
WG Sunnyvale SH, LP	Delaware
WG Sutton Terrace SH, LLC	Delaware
WG Tamalpais Creek SH, LP	Delaware
WG Tanglewood SH, LLC	Delaware
WG Tarzana, LP	Delaware
WG Temecula, LP	Delaware
WG Tinton Falls SH, LLC	Delaware
WG Tucker, LLC	Delaware
WG Valley Manor SH, LLC (fka VTR Valley Manor, LLC)	Delaware
WG Valley View SH, LP	Delaware
WG Villa Campana, LLC	Delaware
WG Virginia Beach SH, LLC	Delaware
WG Vistas Longmont, LLC	Delaware
WG Westchase SH, LLC	Delaware
WG Weston Place SH, LLC	Delaware
WG Willow Glen SH, LP	Delaware
WG Willow Park SH, LLC	Delaware
WG Windsor Woods SH, LLC	Delaware
WG Woodbridge Place SH, LLC	Delaware
WG Woodlands SH, LLC	Delaware
Whitby Retirement Group II Ltd.	British Columbia
Whitby Retirement Group Ltd.	British Columbia
Woodbriar Senior Living, LLC	Delaware
Woodlake Realty, LLC	Delaware
WWMLD Limited Liability Company	Wisconsin

Entity Name	Jurisdiction of Organization or Formation
Xenia Nominee LLC	Delaware
Xenia Nominee LP	Delaware